Exhibit 99.1
August 2008 2008 Third Quarter Investor Handout 1 Updated 7/31/08

Table of Contents 2Q08 overview & 2008 outlook 6 Quarterly financial review 16 Quarterly performance highlights 17 Significant items impacting comparisons 23 Income statement 25 Net income & EPS 26 Revenue trends 27 Net interest margin 28 Interest rate risk 30 Non-interest income 34 Expense trends 38 Operating leverage 41 ROA, ROE, ICG 42 Investment securities 43 Loans and leases 48 Loan trends 49 Credit composition 51 Total commercial loans 55 Commercial & industrial 59 Franklin Credit relationship 61 Commercial real estate 66 Single family home builder 69 Total consumer loans 73 Auto loans and leases 75 Non-auto consumer trends 79 Residential lending 80 Home equity 83 Mortgages 87 Credit quality review 91 Trends overview 92 Non-performing assets 93 Charge-offs 97 Delinquencies 99 ALLL, AULC, ACL 101 Peer comparative performance 104 Non-Franklin reconciliations 108 Deposits & other funding 112 Deposit trends 113 Core deposit trends 117 Other funding 123 Capital 124 Franchise 131 Strategy, organization & history 135 Lines of business 152 Regional Banking 155 Dealer Sales 173 PFCMG 188 3

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in current quarter earnings release, this presentation, or in the Quarterly Financial Review supplement to the current quarter earnings release, and the Form 8-K filed today, which can be found on Huntington's website at huntington-ir.com Significant Items Certain components of the Income Statement are naturally subject to more volatility than others. As a result, analysts/investors may view such items differently in their assessment of performance compared with their expectations and/or any implications resulting from them on their assessment of future performance trends. It is a general practice of analysts/investors to try and determine their perception of what "underlying" or "core" earnings performance is in any given reporting period, as this typically forms the basis for their estimation of performance in future periods. Therefore, Management believes the disclosure of certain "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance so that they can ascertain for themselves what, if any, items they may wish to included/exclude from their analysis of performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. Annualized data Certain returns, yields, performance ratios, or growth rates for a quarter are "annualized" in this presentation to represent an annual time period. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully taxable equivalent interest income and net interest margin Income from tax-exempt earnings assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Rounding Please note that columns of data in the following slides may not add due to rounding. 5

Basis of Presentation Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are typically "not meaningful" for trend analysis purposes. Estimating the Impact on Balance Sheet and Income Statement Results Due to the Sky Financial Group Inc. Merger Given the significant impact of the Sky Financial merger effective July 1, 2007, on reported 2008 and 2007 results, Management believes that an understanding of the impacts of the merger is necessary to understand better underlying performance trends. When comparing post-merger period results to pre-merger periods, the following terms are used when discussing financial performance: "Merger related" refers to amounts and percentage changes representing the impact attributable to the merger. "Merger costs" represent non-interest expenses primarily associated with merger integration activities. "Non-merger related" refers to performance not attributable to the merger and include "merger efficiencies", which represent non-interest expense reductions realized as a result of the merger. The methodology used to estimate the impacts are described in the current quarter earnings press release. 7

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) merger revenue synergies may not be fully realized and/or within the expected timeframes; (3) changes in economic conditions; (4) movements in interest rates; (5) competitive pressures on product pricing and services; (6) success and timing of other business strategies; (7) the nature, extent, and timing of governmental actions and reforms; and (8) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2007 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 9

2008 Second Quarter Overview & Outlook 11

2Q08 Earnings Summary After-tax EPS Net income $101.4 MM Net income applicable to common shares $90.2 MM $0.25 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Deferred tax valuation allowance benefit $3.4 (2) $0.01 Merger / restructuring costs (14.6) (0.03) Net market-related losses (3) (6.8) (0.01) (1) Pre-tax (2) After tax (3) Loss on sale of held-for-sale loans $(7.2) Equity investment losses (4.6) Net impact of MSR hedging (1.3) Gain on extinguishment of debt 2.2 Investment securities gains 2.1 Gain on sale of mortgage loans 2.1 13

2008 Second Quarter Overview Financial Performance vs. 1Q08 $0.25 EPS reported, $0.28 EPS excluding significant items (1) 0.64% net charge-off ratio, up from 0.48% 1.80% ACL ratio, up from 1.67% 1.30% NAL ratio, up from 0.92% 8.82% and 12.04% period-end Tier 1 and Total risk-based capital ratios, up from 7.56% and 10.87%, respectively, at 3/31/08 3.29% NIM, up 6 bps 11% annualized growth in average total commercial loans 1% annualized growth in average total consumer loans 1% annualized decline in average core deposits Strong fee income performance in key activities 10% growth in service charges on deposit accounts 12% growth in other service charges 20% growth in mortgage banking income, excluding net MSR hedging impact and mortgage sale gain 3% decline in trust services income 2% seasonal decline in brokerage and insurance income 4% decline in underlying expenses and 54.4% adjusted efficiency ratio (2) 15 (1) See slide 27 for reconciliation (2) See slide 84 in the appendix for reconciliation

Quarterly Performance Highlights (1) Net Income less expense for amortization of intangibles divided by average tangible shareholders' equity (shareholder equity - intangible assets) (2) Average linked quarter growth rate annualized; impacted by loan sales; 3Q07 represents the non-merger related impact (3) Average linked quarter growth rate annualized; 3Q07 represents the non-merger related impact (4) Period end 2Q08 1Q08 4Q07 3Q07 2Q07 EPS $0.25 $0.35 $(0.65) $0.38 $0.34 ROA 0.73% 0.93% (1.74)% 1.02% 0.92% ROE 6.4% 8.7% (15.3)% 8.8% 10.6% Return on tangible equity (1) 15.0% 22.0% (30.7)% 19.7% 13.5% Net interest margin 3.29% 3.23% 3.26% 3.52% 3.26% Efficiency ratio 56.9% 57.0% 73.5% 57.7% 57.8% Loan & lease growth (2) 7% 3% 3% 6% 4% Core deposit growth (3) (1)% (2)% 1% 2% 5% Net charge-offs annualized 0.64% 0.48% 3.77% 0.47% 0.52% ALLL/loans & leases (4) 1.66% 1.53% 1.44% 1.14% 1.15% ACL/loans & leases (4) 1.80% 1.67% 1.61% 1.28% 1.30% Tier 1 risk-based capital (4) 8.82% 7.56% 7.51% 8.35% 9.74% Total risk-based capital (4) 12.04% 10.87% 10.85% 11.58% 13.49% 17

Credit, Capital, & Earnings Outlook Credit Expect economic environment will continue to be weak well into 2009 Growth in non-accrual loans is expected to continue The allowance for credit losses is expected to increase to 1.90%-2.00% by the end of the year Expected 2008 full year net charge-off performance of 65-70 bp Capital Discussion The $569 million of capital raised in April was the right amount at the right time Period end regulatory capital ratios are very strong and should continue to increase through retained earnings No additional capital actions are contemplated Earnings Outlook (1) Reduced 2008 full-year earnings estimate to $1.25-$1.35 per common share reflects continued reserve building, as other financial performance metrics remain in line with prior expectations 19 As of 7/17/08

Net Charge-offs 21 1Q08 2Q08 2008 Outlook (1) Commercial & industriaI 32 bp 36 bp 55 - 65 bp Migration to problem loan status indicates 2H08 results marginally higher than 1H08 General economic stress in our core markets - particularly to housing related borrowers Continued growth in Ideal Huntington Clients in our footprint Commercial real estate 18 bp 63 bp 70 - 90 bp Softness concentrated in single family builder sector, particularly borrowers in eastern Michigan and northern Ohio Retail segment being monitored closely Other segments continue to perform well - growth is centered in tier 1 & tier 2 developers Auto loans and leases 102 bp 101 bp 95 - 105 bp 2Q level reflected higher lease NCOs as that portfolio declines vs. a slight decline in loan NCOs Both loan & lease losses were affected by softer than usual used-car market. 2H08 expectations consistent with 1H08 (1) As of 7/17/08; Full-year

Net Charge-offs

	1Q08	2Q08	2008 Outlook [(1)]
Home equity loans/lines	80 bp	76 bp	**75 – 85 bp**

- Early exit of broker originations beginning in 2005: 2005 = 25%, 2006 = 15%, 2007 = <3%
- No exposure to CA, AZ, NV, with only minimal exposure to FL
- Underwritten based on cash flow and FICO scores – allows us to manage the Probability of Default. Loss Given Default assumption at underwriting is 95%.
- Declining trend in overall and seriously delinquent balances indicate consistent performance in second half 2008, supported by enhanced loss mitigation strategies
- Our 2006 and 2007 vintages are performing substantially better than 2004 and 2005

	1Q08	2Q08	2008 Outlook [(1)]
Residential loans	22 bp	33 bp	**30 – 40 bp**

- No sub-prime mortgages
- Minimal Alt-A exposure – 10% of residential mortgages run-off portfolio
- Modest interest only exposure – 15% of residential mortgages, higher income and FICO borrowers
- Low ARM reset risk – high quality borrower can refinance / absorb reset

	1Q08	2Q08	2008 Outlook [(1)]
Total portfolio	48 bp	64 bp	**65 – 70 bp**
Amount *($MM)*	$48.4	$65.2	**$265 – $285**

(1) As of 7/17/08; Full-year

Huntington

12

2008 Outlook (1) Earnings per share (2) $1.25-$1.35 Assumptions Net interest margin (3) flat to up slightly Annualized average loan growth (4) low-single digit Commercial loans mid-single digit Consumer loans (4) flat Annualized average core deposit growth (5) low- / mid-single digit Annualized non-interest income growth (6) low single digit Annualized expense growth (6) down slightly Debt extinguishment gain of $21 million pre-tax $0.03 per share No significant market-related gains/losses Credit quality (7) Net charge-off ratio - full year 65-70 bp ACL ratio at year end 10-20 bp increase No stock repurchase activity Effective tax rate for 2H08 24%-26% (1) As of 7/17/08 (2) Full year, reflects 1H08 reported earnings and outlook assumptions listed below (3) Compared with 3.29% in 2Q08 (4) Annualized growth rates from the 2Q08 level, adjusted for 2Q08 mortgage loan sale (5) Annualized growth rate from 2Q08 level (6) Annualized growth rates from the 2Q08 level, adjusted for seasonal items and Significant Items (7) NCO = full-year; ACL from 6/30/08 position 25

6/08 9/08 12/08 3/09 6/09 Base Case 0.088 0.0896 0.0908 0.0908 0.0922 2X NCO ~$280 MM more 0.088 0.0887 0.0889 0.0881 0.0888 3X NCO ~$560 MM more 0.088 0.0878 0.087 0.0854 0.0852 Reg Well Cap Min 0.06 0.06 0.06 0.06 0.06 Regulatory Capital Stress Test (1) 27 Tier 1 Capital Ratio Total Capital Ratio 6/08 9/08 12/08 3/09 6/09 Base Case 0.1204 0.1217 0.1224 0.1214 0.1219 2X NCO ~$280 MM more 0.1204 0.1208 0.1206 0.1189 0.1186 3X NCO ~$560 MM more 0.1204 0.1199 0.1188 0.1163 0.1153 Reg Well Cap Min 0.1 0.1 0.1 0.1 0.1 Next 12-Month Assumptions (1) 3% annualized asset growth $1.30 EPS base case 0.70% annualized NCO rate or approximately $70 million / quarter or $280 million / year Dividend held constant No new capital issuances (1) For analytical purposes only, not to be interpreted as projected or targeted performance

Investor Takeaways Second Quarter Performance Reported results of $0.25 EPS... included a net 3 cents negative impact Credit quality performance was consistent with expectations Franklin performance consistent with expectations and terms of the restructuring Good loan / deposit performance with strong growth in selected key fee income activities and increased focus on delivering expense efficiencies Capital levels that are strong on both an absolute and relative basis Prospects The economic environment is expected to remain tough with no relief until well into 2009 The reduced 2008 full year earnings target of $1.25-$1.35 EPS primarily reflects a higher level of reserve building with full-year net charge-offs of 65-70 bp Capital levels should continue to improve and we believe are strong enough to handle credit quality performance significantly worse than expected Focus on delivering results and creating long-term value for shareholders 29

31 2008 - 2007 Quarterly Financial Review

Quarterly Earnings 33

1Q08 Earnings Summary After-tax EPS Net income $127.1 MM $0.35 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Aggregate impact of Visa (r) IPO (3) $37.5 $0.07 Deferred tax valuation allowance benefit 11.1 (2) 0.03 Net market-related losses (4) (20.0) (0.04) Asset impairment (11.0) (0.02) Merger costs (7.3) (0.01) (1) Pre-tax (2) After tax (3) Gain from IPO $25.1 Partial reversal of 4Q07 indemnification 12.4 (4) Net impact of MSR hedging $(18.8) Equity investment losses (2.7) Investment securities gains 1.4 35

4Q07 Earnings Summary After-tax EPS Net loss $(239.3) MM $(0.65) Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Franklin relationship $(423.6) $(0.75) Net market-related losses (3) (63.5) (0.11) Merger costs (44.4) (0.08) VISA(r) indemnification (24.9) (0.04) Additions to litigation reserves on existing cases (8.9) (0.02) (1) Pre-tax (2) After tax (3) Loss on loans held for sale $(34.0) Investment securities impairment losses (11.6) Equity investment losses (9.4) Net impact of MSR hedging (8.6) 37

3Q07 Earnings Summary After-tax EPS Net income $138.2 MM $0.38 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Sky Financial merger-related integration costs $(32.3) $(0.06) Net market-related losses (3) (18.0) (0.03) (1) Pre-tax (2) After tax (3) Investment securities impairment losses $(23.3) Equity investment losses (4.4) Net impact of MSR hedging (3.6) Investment securities gains 10.2 Gain on debt extinguishment 3.2 39

41 2Q07 Earnings Summary After-tax EPS Net income $80.5 MM $0.34 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Sky Financial merger-related integration costs $(7.6) MM $(0.02) Net market-related losses (3) (3.5) (0.01) (1) Pre-tax (2) After tax (3) Investment securities impairment $(5.1) MSR mark-to-market net of hedge-related trading activity (4.8) Gain on debt extinguishment 4.1 Equity investment gains 2.3

43 1Q07 Earnings Summary After-tax EPS Net income $95.7 MM $0.40 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Equity investment losses $(8.5) MM $(0.02) MSR mark-to-market net of hedge-related trading activity (2.0) (0.01) Litigation losses (1.9) (0.01) (1) Pre-tax (2) After tax

2008 - 2007 Quarterly 45 Significant Items Impacting Financial Performance Comparisons - Reconcilation

2007 - 2006 Full Year 47 Significant Items Impacting Financial Performance Comparisons - Reconciliation

Income Statement 49

Net Income and EPS Trends

Net Income



($MM)
$160
$110
$60
$10
($40)
($90)
($140)
($190)
($240)
($290)
$80.5
$138.2
($239.3)
$127.1
$101.4
2Q07
3Q07
4Q07
1Q08
2Q08

Earnings Per Share



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
($0.50)
($0.60)
($0.70)
$0.34
$0.38
($0.65)
$0.35
$0.25
2Q07
3Q07
4Q07
1Q08
2Q08

Huntington

26

Revenue Trends 53 Linked Quarter Prior Year Quarter

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 Merger related $415.3 Change 2Q08 vs 1Q08: Impact of rate changes 5 bp (improved pricing) Convert. preferred issuance 2 bps Volume/other (1) Total Change 6 bp Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 55 (1) Fully taxable equivalent basis

Net Interest Margin - Yields & Rate Trends 57 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Earning asset yield Interest bearing liabilities rate Fed Funds rate Net Interest Margin

Managing Interest Rate Risk Net Interest Income at Risk = Interest Rate Risk + Business Risk Interest Rate Risk The exposure of income (short-term interest rate risk) and economic values (long-term interest rate risk) to changes in market interest rates Business Risk Examples: Loan volumes fall below expectations Deposit pricing competition that shrinks margins These examples cause net interest income volatility and should not be confused as hedgable interest rate risk 59

Managing Interest Rate Risk Philosophy Strong and relatively stable net interest margin Maintain long-term perspective... avoid speculating on the short-term movement in interest rates Policy metrics to manage interest rate risk include: Net interest income at risk simulation model - S-T interest rate risk Economic Value of Equity at risk (EVE) - L-T interest rate risk Operate within established guidelines Net interest income at risk guideline limited to (4)% EVE at risk guideline limited to (12)% L-T bias to be modestly liability sensitive Natural business flows typically asset sensitive Current positioning indicates sensitivity to increasing interest rates 61

Net Interest Income at Risk Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk (1) 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 3Q07 0.008 -0.008 -0.003 4Q07 0.022 -0.03 -0.013 1Q08 -0.007 -0.016 -0.004 2Q08 -0.006 -0.003 0 (1) All leases treated on direct financing lease basis 63

Managing Interest Rate Risk Modeled Exposure Net Interest Income at Risk (S-T measure) (1) bp change (200) bp (100) bp +100 bp +200 bp 6/30/08 (0.3)%(3) 0.0% (0.3)% (0.6)% 3/31/08 (1.6) (0.4) (0.1) (0.7) 12/31/07 (3.0) (1.3) 1.4 2.2 9/30/07 (0.8) (0.3) 0.5 0.8 6/30/07 (0.2) 0.1 0.2 0.2 Economic Value of Equity at Risk (L-T measure) (2) bp change (200) bp (100) bp +100 bp +200 bp 6/30/08 1.6% 3.5% (5.5)% (11.7)% 3/31/08 1.6 2.3 (5.0) (11.3% 12/31/07 (0.3) 1.1 (4.4) (10.8) 9/30/07 (4) (1.0) 0.9 (4.6) (9.8) 6/30/07 1.4 2.4 (5.9) (12.1) (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. (2) Estimated impact on the value of assets and liabilities assuming an immediate and parallel shift in the current yield curve. (3) Includes assumption that market rates do not decline below 0.50% over the next twelve month period. (4) Beginning 7/01/07, following the acquisition of Sky Financial, economic value of equity is measured on the basis of net equity. Prior periods were measured on the basis of total equity. 65

Non-interest Income Trends NII xcld Op. Lse Inc. NII xcld Op. Lse Inc. 3Q02 138.438 4Q02 122.596 1Q03 134.731 2Q03 148.377 3Q03 155.144 4Q03 141.203 1Q04 138.821 2Q04 139.749 3Q04 126.063 4Q04 128.534 1Q05 122.282 2Q05 119.279 3Q05 132.918 4Q05 124.788 1Q06 142.486 2Q06 150.876 3Q06 89.33 4Q06 135.3 1Q07 142.289 2Q07 154.6 3Q07 135.3 68.7 4Q07 167.9 1Q08 229.9 2Q08 227.073 Oper. Lease Inc. 3Q02 160.164 4Q02 149.259 1Q03 138.193 2Q03 128.574 3Q03 117.624 4Q03 105.3 1Q04 88.818 2Q04 78.379 3Q04 63.828 4Q04 54.406 1Q05 45.768 2Q05 36.891 3Q05 27.822 4Q05 22.534 1Q06 17.048 2Q06 12.143 3Q06 8.58 4Q06 5.344 1Q07 2.888 2Q07 1.611 3Q07 0.653 4Q07 2.658 1Q08 5.833 2Q08 9.357 Merger related $204.0 NII xcld. Auto Oper. Lease. Inc. Auto Operating Lease Income ($MM) ($MM) 67

Deposit and Other Service Charges 3Q04 43.9 4Q04 41.7 1Q05 39.4 2Q05 41.5 3Q05 44.8 4Q05 42.1 1Q06 41.2 2Q06 47.2 3Q06 48.7 4Q06 48.5 1Q07 44.8 2Q07 50 3Q07 54 24.1 4Q07 81.3 1Q08 72.67 2Q08 79.63 Oper. Lease Inc. 4Q05 11.5 1Q06 11.5 2Q06 13 3Q06 13 4Q06 13.8 1Q07 13.2 2Q07 14.9 3Q07 15.2 5.8 4Q07 21.9 1Q08 20.7 2Q08 23.242 Merger related $78.1 Deposit Service Charges Other Service Charges (1) ($MM) ($MM) $21.0 Merger related 69 (1) Includes check card and ATM fees

3Q04 13.2 4Q04 12.9 1Q05 13 2Q05 13.5 3Q05 13.9 4Q05 13.1 1Q06 15.2 2Q06 14.3 3Q06 14.7 4Q06 14.6 1Q07 16.1 2Q07 17.2 3Q07 28.8 4Q07 30.3 1Q08 36.6 2Q08 35.694 Trust and Brokerage / Insurance Income 3Q04 17.1 4Q04 17.3 1Q05 18.2 2Q05 19.1 3Q05 19.7 4Q05 20.4 1Q06 21.3 2Q06 22.7 3Q06 22.5 4Q06 23.5 1Q07 25.9 2Q07 26.8 3Q07 26.6 7 4Q07 35.2 1Q08 34.1 2Q08 33.089 Merger related $33.6 Trust Services Brokerage / Insurance ($MM) ($MM) (1) 71 (1) Merger related NM due to seasonality

Mortgage Banking Income ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Origination & secondary marketing $13.1 $9.3 $5.9 $8.4 $6.8 Servicing fees 11.2 10.9 11.4 10.8 7.0 Amortz. capitalized servicing (7.0) (6.9) (5.9) (6.6) (4.4) Other mtg. banking income 6.0 4.3 4.1 3.0 2.8 Sub-total 23.2 17.6 15.5 15.6 12.1 MSR recovery 39.0 (18.1) (21.2) (9.9) 16.0 Net trading gains (losses) (1) (49.7) (6.6) 9.5 3.9 (21.0) Total $12.5 $(7.1) $3.7 $9.6 7.1 Investor servicing portfolio (2) $15.8 B $15.1 B $15.1 B $15.1 B $8.7 B Weighted average coupon 5.94% 5.97% 5.98% 5.96% 5.90 % Originations $1.1 B $1.2 B $1.0 B $1.0 B $0.9 B Mortgage servicing rights(2) $240.0 MM $191.8 MM $207.9 MM $228.9 MM $155.4 MM MSR % of investor servicing portfolio(2) 1.52% 1.27% 1.38% 1.52% 1.79% (1) Related to MSR hedging and included in other non-interest income (2) End of period 73

Expense Trends Linked Quarter Prior Year Quarter 75

Non-interest Expense Trends NIE xcld Op Lse Exp NIE xcld Op Lse Exp NIE xcld Op Lse Exp 3Q02 193.753 4Q02 208.562 1Q03 203.891 2Q03 194.094 3Q03 207.048 4Q03 231.856 1Q04 214.988 2Q04 219.865 3Q04 219.03 4Q04 233.28 1Q05 221.128 2Q05 220.254 3Q05 211.415 4Q05 213.172 1Q06 225.744 2Q06 243.701 3Q06 236.442 4Q06 263.821 1Q07 240.041 2Q07 243.8 3Q07 216.4 136.6 32.3 4Q07 393.3 44.4 1Q08 366 2Q08 370.6 Oper. Lease Exp. 3Q02 125.743 4Q02 120.747 1Q03 111.588 2Q03 102.939 3Q03 93.134 4Q03 85.6 1Q04 70.666 2Q04 62.288 3Q04 54.393 4Q04 47.734 1Q05 37.149 2Q05 27.882 3Q05 21.637 4Q05 17.183 1Q06 12.671 2Q06 8.658 3Q06 5.988 4Q06 3.969 1Q07 2.031 2Q07 0.852 3Q07 0.337 4Q07 1.918 1Q08 4.51 2Q08 7.2 $385.2 NIE xcld. Auto Oper. Lease Exp. Auto Operating Lease Expense ($MM) ($MM) Merger related Merger costs 77 $437.6

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Efficiency Ratio - Reported 0.663 0.625 0.6 0.671 0.651 0.623 0.663 0.664 0.637 0.618 0.574 0.57 0.583 0.581 0.578 0.633 0.592 0.578 0.577 0.735 0.57 0.569 Efficiency Ratio - Adjusted 0.579 0.555 0.513 0.58 0.597 0.565 0.595 0.575 0.607 0.586 0.559 0.561 0.57 0.567 0.568 0.589 0.59 0.569 0.53 0.612 0.6 0.544 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Trend slide in the Appendix for a complete reconciliation between GAAP and adjusted revenue and expenses. (1) 79

Operating Leverage & Efficiency Ratio Trends 81

ROE, ROA & ICG Trends


Return on Avg. Equity
Internal Capital Generation Rate (1)
Return on Tangible Equity
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
2Q07
3Q07
4Q07
1Q08
2Q08
13.5%
19.7%
-30.7%
22.0%
15.0%
10.6%
8.8%
-15.3%
8.7%
6.4%
2.3%
2.7%
-21.5%
2.1%
3.0%


Return on Avg. Assets
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
2Q07
3Q07
4Q07
1Q08
2Q08
0.92%
1.02%
-1.74%
0.93%
0.73%

(1) ICG = ROE x (1-(dividend declared per share/earnings per share))

Huntington

42

Investment Securities 85

Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.123 3Q07 0.099 4Q07 0.095 1Q08 0.094 2Q08 0.097 Investment Securities Average Balances % of Average Earning Assets ($MM) Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 3Q07 4626 0.0619 4Q07 4496 0.061 1Q08 4477 0.0588 2Q08 4688 0.0569 87

Other 40 US Treas & Agency 349 FRB/FHLB Stock 424 Municipal Bonds 708 Asset Backed 674 Mortgage Backed 2593 NIM Bonds 3 Pooled Trust Preferred (1) 213 Alt-A mortgage 458 Prime CMO 686 Agency 1907 AFS Securities Overview - 6/30/08 $4.8 Billion ($MM) Mortgage & Asset Backed (1) Primarily trust preferreds for banks/insurance companies Note: Ratings are averages within the category AAA AA- AA- AAA AAA A+ 89 AAA AAA

Mortgage Backed Agency Asset Backed Muni's Treasuries Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0.038 12/31/2007 0.521 0.033 0.193 0.154 0 0.099 6/30/2008 0.55 0.07 0.14 0.15 0 0.09 Available for Sale Securities Mix 6/30/08 $4.8 B 4.2 Years 14% / 86% (1) 12/31/05 $4.5 B 2.8 Years 33% / 67% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) 12/31/07 $4.5 B 3.5 Years 7% / 93% (1) 91 (1) Variable rate / fixed rate; ARM's > 1 year classified as fixed rate

AAA AA A BBB Not Rated / BBB- and lower FRB & FHLB Stock 12/03 0.798 0.088 0.057 0.022 0.018 0.017 12/04 0.6 0.09 0.25 0.05 0.01 0.02 12/05 0.581 0.145 0.235 0.038 0 0.02 12/06 0.8233 0.062 0.094 0.021 0 0.035 12/07 0.891 0.047 0.057 0.001 0.004 0.093 6/08 0.838 0.106 0.052 0 0.004 0.089 Investment Securities - Credit Quality (1) 93 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation

Loans and Leases 95

Loan Trends 97

Loan Trends - 2Q08 Linked Quarter Prior Year Quarter 99

Treasury/Other PFCMG 0.064 Dealer Sales 0.145 Other Regional (1) 0.142 W. Virginia 0.03 Central Indiana 0.037 Pittsburgh 0.024 W. Pennsylvania 0.025 E. Michigan 0.044 W. Michigan 0.063 Ohio Valley 0.021 Mahoning Valley 0.021 S. Ohio/Kentucky 0.072 Greater Akron/Canton 0.051 Greater Cleveland 0.079 Northwest Ohio 0.055 Central Ohio 0.127 Credit Composition - 6/30/08 By Type By Business Segment ($B) Amt Pct Commercial & industrial $ 13.7 33 % Commercial real estate 9.7 24 Total commercial 23.4 57 Auto loans 3.8 9 Auto direct fin. leases 0.8 2 Home equity 7.4 18 Residential real estate 4.9 12 Other consumer 0.7 2 Total consumer 17.6 43 Total loans & leases $ 41.0 100 % Total auto exposure $4.6 11% (1) Includes Home Lending ($3.6 B), Franklin Credit Management ($1.1 B), and Equipment Leasing ($1.0 B) 101

Other 695 Auto loan/lease 4593 Residential mortgages 4901 Home equity 7410 CRE 9701 C&I 13746 SFHB 1645 Other CRE 8056 Credit Portfolio Overview - 6/30/08 $41.0 Billion ($MM) CRE 103

Credit Exposure Composition ($MM) 12/31/07 12/31/07 12/31/06 12/31/06 12/31/05 12/31/05 12/31/04 12/31/04 12/31/03 12/31/03 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $13.1 33% $7.8 30% $6.8 28% $5.8 24% $5.3 24 % Commercial real estate 9.2 23 4.5 17 4.0 16 4.5 19 4.2 19 Total commercial 22.3 56 12.4 47 10.8 44 10.3 43 9.5 48 Auto loans 3.1 8 2.1 8 2.0 8 1.9 8 3.0 13 Auto direct fin. leases 1.2 3 1.8 7 2.3 9 2.4 10 1.9 9 Home equity 7.3 18 4.9 19 4.8 19 4.6 19 3.7 17 Residential real estate 5.4 14 4.5 17 4.2 17 3.8 16 2.5 11 Other consumer 0.7 2 0.4 2 0.4 1 0.5 2 0.4 2 Total consumer 17.7 44 13.8 53 13.6 55 13.3 55 11.6 52 Total loans & leases 40.1 100 26.2 100 24.5 99 23.6 98 21.1 94 Auto operating leases - - - - - - 0.2 1 0.6 2 1.3 6 Total credit exposure $40.1 100% $26.2 100% $24.7 100% $24.1 100% $22.4 100 % Total auto exposure (1) $4.3 11% $3.9 15% $4.5 18% $5.0 21% $6.2 28% (1) As % of total loans and leases + auto operating leases + auto loans securitized 105

Loans and Leases by Business Segment 107

Franklin Public admin & other 0.012 Agriculture 0.011 Energy 0.012 Trans., commun., utilities 0.033 Wholesale trade 0.046 Contractors & construction 0.067 Retail Trade 0.1 Manufacturing 0.1 Services 0.192 Finance, insurance, RE 0.373 0.053 Total Commercial Loans - 6/30/08 By Industry Sector $23.4 Billion 109 42%

< $5 MM 42314 $5+ MM 814 Total Commercial Loans - 6/30/08 # of Loans by Size (1) Loans by Dollar Size (1) $5 MM - < $10 MM 517 $10 MM - < $25 MM 273 $25 MM - < $50 MM 44 > $50 MM 4 Total 838 $23.4 Billion < $5 MM 0.59 $5 MM - < $10 MM 0.16 $10 MM - <$25 MM 0.18 $25 MM - < $50 MM 0.06 $50 MM + 0.01 59% 16% 18% 6% 1% 838 2% 42,369 98% (1) Excludes Franklin - $1.1 B 111

Commercial Loans Average Balances ($B) C&I CRE Small Business C&I/CRE 1Q04 4.44 3.149 1.974 2Q04 4.555 3.191 2.018 3Q04 4.298 3.427 2.081 4Q04 4.503 3.429 2.136 1Q05 4.71 3.525 2.183 2Q05 4.901 3.583 2.23 3Q05 4.708 3.642 2.251 4Q05 4.95 3.6 2.23 1Q06 6.773 4.357 2.035 2Q06 7.287 4.669 2.351 3Q06 7.478 4.561 2.413 4Q06 7.736 4.576 2.421 1Q07 7.987 4.472 2.449 2Q07 8.167 4.651 2.473 3Q07 13.036 8.98 4.267 4Q07 13.27 9.053 4.207 1Q08 13.343 9.287 4.213 2Q08 13.631 9.601 9% 14% Linked-quarter % Change (1) (1) Annualized 113

Total Commercial Loans by Business Segment 115

Franklin Public admin & other 0.01 Energy 0.02 Agriculture 0.02 Contractors & construction 0.04 Trans., commun., utilities 0.05 Wholesale trade 0.08 Retail trade 0.15 Manufacturing 0.16 Finance, insurance, RE 0.14 0.08 Services 0.24 Commercial & Industrial Loans - 6/30/08 By Industry Sector $13.7 Billion 22% 117

Current portfolio - $13.7 Billion (1) Risk Mitigation Focus on Ideal Huntington Client within our footprint Granular portfolio with geographic and sector diversification Seeking measured growth - have not sacrificed credit quality and profitability for short-term growth 80% of 2008 portfolio growth has been concentrated in new loans to existing customers Commercial & Industrial Lending NALs / Loans (3) NCOs / Average Loans (2) Amount 2Q07 0.0036 3Q07 0.0044 4Q07 0.0052 1Q08 0.0035 2Q08 0.004 (1) 6/30/08 (2) Annualized, excluding FCMC (3) Period end Amount 4Q06 0.006 1Q07 0.0072 2Q07 0.008 3Q07 0.0063 4Q07 0.0067 1Q08 0.0075 2Q08 0.0117 119

Total bank group debt $1,247 MM HBAN debt 1,130 Estimated Repayment Tranche A (1) 762 4-5 Yrs. Tranche B (1) 347 6-7 Yrs. Other 21 Specific reserve $115 MM / 10% of $1.1 B Unpaid principal of mortgage collateral supporting total bank debt $1.9 B Purchased 2nd mortgages $0.9 B Purchased 1st mortgages $0.5 B Tribeca originated 1st mortgages $0.5 B HBAN is the primary bank lender... $265 MM participated to other financial institutions, all on a non recourse basis, including $21MM outside of the restructuring Collateral: 30,000+ underlying individual 1-4 family residential mortgages All loans are cross-collateralized Regulatory classification: Substandard and performing Active ongoing performance assessment in conjunction with the company Formal quarterly impairment testing process in place HNB lockbox utilized for all payments... including loans participated to other banks Back-up servicer in place (1) Includes both Franklin purchased 1st/2nd lien and Tribeca originated 1st lien loans Franklin Credit (FCMC) - 6/30/08 121

Franklin Credit - Cash Flow Review (1) All required payments made as agreed with additional principal reductions Six-month cash flow performance as expected based on Huntington credit assumptions Huntington's position remains conservative relative to loss content in the receivables Franklin servicing capabilities continue to be sound as measured by recency payments, loss mitigation strategies and OREO processes May vs. June cash flow reflected timing differences in payoffs 123 1/08 2/08 3/08 4/08 5/08 6/08 Principal 15.692 15.372 15.182 14.296 17.834 12.384 Interest 11.445 10.891 10.888 9.705 9.903 8.718 REO Net Proceeds 1.562 2.317 3.154 3.082 2.744 3.153 Other Fees 1.274 1.179 1.214 1.592 1.504 1.062 Required P&I & G&A Expense 20 20 20 20 20 20 ($MM) (1) Total FCMC relationship including other participants

Cash Flow Sources Scheduled principal & interest payments from underlying mortgages Payoffs Reduction in 2Q08 primarily a function of payoffs with 1Q08 higher than expected and 2Q08 lower Sales of foreclosed property Significant source of future cash flow, particularly for the Tribeca portfolio Majority of Tribeca properties in the New York, New Jersey, and Philadelphia areas where home prices have been more stable Fees LIBOR reductions since the restructuring have significantly improved FCMC's contractual cash flow and interest rate swaps have locked in a majority of this benefit Total cash flow continues to exceed the required minimum P&I payment plus G&A expenses Franklin Credit - 6/30/08 125

Franklin Credit - Reserve Analysis @ 3/31/08 ($ MMs) Franklin (1) Investor Group Huntington Cash and other assets $ 62.9 Mortgage collateral 1,807.2 Allowance & purchase discounts (262.0) Net other assets / liabilities (0.6) Net assets available for debt service $1,607.5 $1,607.5 Bank debt $1,579.8 $1,579.8 $1,274.1 Less: Tranche C debt (2) (125.0) (116.8) Allowance for loan and lease losses (142.6) (115.3) Total reserves (267.6) (232.0) Net bank group debt $1,312.2 $1,042.4 Shareholders' equity - Franklin $27.8 Estimated excess net assets available over bank debt $295.4 127 (1) Franklin Form 10-Q (2) Assumes all bank group participants have charged off the Tranche C and reserved at the same level as Huntington

C&I Loans to Auto Industry (1) Outstandings (2) ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Loans to suppliers $ 177 $ 205 $ 202 $ 160 $ 76 Dealer floorplan 839 846 795 664 638 Dealer non-floorplan 339 336 286 269 254 Total $1,355 $1,387 $1,282 $1,093 $1,068 NPLs Amount $5.3 $4.2 $4.3 $8.6 $15.0 Percent 0.31% 0.30% 0.34% 0.78% 1.41 % Net charge-offs (3) Amount $14.0 $16.0 $16.1 $6.1 $1.7 Percent 1.06% 1.15% 1.26% 0.56% 0.16% (1) Period end (2) Companies with > 25% of their revenue from the auto industry; data prior to 4Q07 excludes Sky Financial (3) Trailing 12-month; % annualized 129

Commercial Real Estate Loans - 6/30/08 By Region By Loan Type $9.7 Billion Construction Mini-Perm Permanent Lines of Credit 0.17 0.3 0.35 0.18 Permanent 35% Mini-perm 30% Construction 17% Lines of Credit 18% 131 Other 0.0038 W. Virginia 0.023 Ohio Valley 0.0254 W. PA 0.0258 Mahoning Valley 0.027 W. Michigan 0.0507 Pittsburgh 0.0548 Indiana 0.0553 Akron/Canton 0.0677 E. Mich 0.0846 N.W. Ohio 0.088 S.Ohio/KY 0.1194 Cleveland 0.1545 Central Ohio 0.2105

Agriculture 0.004 Other land development 0.01 Recreational 0.01 Hotel 0.03 Health care 0.04 Raw land & other land uses 0.08 Unsecured lines to RE companies 0.09 Industrial & warehouse 0.11 Multi family 0.12 Office 0.12 Single family home builder 0.17 Retail properties 0.22 Commercial Real Estate Loans - 6/30/08 By Property Type By Borrower Location $9.7 Billion Ohio Michigan Pennsylvania Indiana W. Virginia Other 0.7 0.14 0.08 0.06 0.02 0.004 Michigan 14% Ohio 70% Indiana 6% Pennsylvania 8% W. Virginia 2% Other <1% 133 < 1% (1) (1) Primarily represents working capital lines to top tier CRE companies

(1) 6/30/08; $2.1 B Construction + $7.6 B Non-construction (2) Annualized (3) Period end Current portfolio - $9.7 Billion (1) Risk Mitigation Granular portfolio with geographic and sector diversification throughout our footprint LTV, debt service coverage, property types, and locations all underwritten to secondary market standards Concentrated in major metro markets to enhance repayment through secondary loan market Enforced standard pre-leasing requirements for office, retail and industrial property types to reduce market risk exposure 67% of 2008 production centered in additional loans to existing borrowers with a focus on traditional income producing property types Commercial Real Estate Lending NALs / Loans (3) NCOs / Average Loans (2) Construction CRE 4Q06 0.0135 0.0002 1Q07 0 0.0005 2Q07 0.0092 0.0123 3Q07 0.0048 0.0014 4Q07 0.0144 0.0078 1Q08 0.0002 0.0023 2Q08 0.0011 0.0077 Total CRE 4Q06 0.0088 1Q07 0.0104 2Q07 0.0183 3Q07 0.0107 4Q07 0.0162 1Q08 0.0192 2Q08 0.027 135

Current portfolio - $1,645 Million (1) Portfolio Characteristics Granular portfolio - only 15 projects over $10 million Geographic and sector diversification throughout our footprint Primary customers are 1st and 2nd tier developers Continuous monitoring Increased reserves based on ongoing process of proactive risk identification given industry- wide trends 137 (1) Period end Huntington Single Family Home Builder Exposure ($MM) 2Q08 1Q08 4Q07 3Q07 Vertical construction $1,135 $1,148 $1,080 $1,115 Land under development 278 313 325 319 Land held for development 230 234 221 223 Total $1,645 $1,695 $1,626 $1,658

Current portfolio - $1,645 Million (1) Portfolio Performance 139 Huntington Single Family Home Builder Exposure ($MM) 2Q08 1Q08 4Q07 3Q07 30+ days past due - $ $159 $143 $105 $99 - % 9.7% 8.4% 6.4% 6.0% Classified - $ $245 $210 $167 $107 - % 14.9% 12.4% 10.3% 6.4% NPAs (included in Classified) - $ $118 $78 $65 $48 - % 7.2% 4.6% 4.0% 2.9% ACL - $ $61 $55 $49 $39 - % 3.7% 3.3% 3.0% 2.3% Net charge-offs - $ $3.2 $1.3 $12.9 $0.2 (annualized) - % 0.78% 0.31% 3.17% 0.05% (1) Period end

141 (1) Period end CRE - Retail Exposure ($MM) 2Q08 1Q08 4Q07 3Q07 Retail centers $2,064 $2,007 $1,797 $1,691 Owner occupied 451 474 431 439 Total $2,515 $2,481 $2,228 $2,131 Current portfolio - $2,515 Million (1) Portfolio Characteristics Granular portfolio Geographic and sector diversification throughout our footprint Continued focus on proactive management

Current portfolio - $2,515 Million (1) Portfolio Performance 143 CRE - Retail Exposure ($MM) 2Q08 1Q08 4Q07 3Q07 30+ days past due - $ $78 $43 $38 $32 - % 3.1% 1.7% 1.7% 1.5% Classified - $ $98 $87 $38 $28 - % 3.9% 3.5% 1.7% 1.3% NPAs (included in Classified) - $ $55 $16 $13 $15 - % 2.2% 0.6% 0.6% 0.7% ACL - $ $46 $44 $33 $30 - % 1.8% 1.8% 1.5% 1.4% Net charge-offs - $ $0.5 $1.1 $2.6 $2.0 (annualized) - % 0.08% 0.18% 0.46% 0.38% (1) Period end

Auto loans 0.21 Auto direct. fin. leases 0.05 Home equity 0.42 Residential real estate 0.28 Other consumer 0.04 Consumer Loans and Leases - 6/30/08 By Type ($MM) Amt Pct Auto loans $3.8 21 % Auto direct fin. leases 0.8 5 Home equity * 7.4 42 Residential real estate 4.9 28 Other consumer 0.7 4 Total consumer $17.6 100% * Home equity lines $ 4.1 Home equity loans 3.3 145

Total Consumer Loans by Business Segment (Includes Residential Mtg, Home Equity, Auto Loans/Leases & Other) 147

Auto Direct Finance Leases Auto Operating Leases 3Q02 0.461 2.597 4Q02 0.759 2.328 1Q03 1.006 2.076 2Q03 1.306 1.802 3Q03 1.59 1.565 4Q03 1.802 1.355 1Q04 1.99 1.17 2Q04 2.139 0.97 3Q04 2.25 0.79 4Q04 2.388 0.64 1Q05 2.461 0.51 2Q05 2.468 0.39 3Q05 2.424 0.29 4Q05 2.34 0.22 1Q06 2.221 0.16 2Q06 2.1 0.11 3Q06 1.976 0.07 4Q06 1.838 0.04 1Q07 1.698 0.023 2Q07 1.551 0.009 3Q07 1.423 0.004 4Q07 1.272 0.033 1Q08 1.09 0.099 2Q08 0.915 0.168 Auto loans Auto loans Securitized loans 2Q02 3Q02 2.764 1.15 4Q02 2.94 1.12 1Q03 3.079 1.09 2Q03 2.83 1.08 3Q03 3.594 0.05 4Q03 3.529 0.04 1Q04 3.041 0.03 2Q04 2.337 3Q04 1.857 4Q04 1.913 1Q05 2.008 2Q05 2.069 3Q05 2.078 4Q05 2.02 1Q06 1.99 2Q06 2.04 3Q06 2.079 4Q06 2.111 1Q07 2.215 2Q07 2.322 3Q07 2.499 0.432 4Q07 3.052 1Q08 3.309 2Q08 3.636 Auto Loans & Leases Auto Loans Auto Leases (Avg. $B) Merger related 149 $2.93 34 Quarterly Growth Rate (1) - Annualized % 40 19 nm 17 (Avg. $B) (34) Quarterly Growth Rate (1) - Annualized % (34) (35) (33) (34) (1) Annualized (2) Operating leases originated since 10/1/07, included in Other Assets $1.30 $1.19 $1.09 Operating leases Direct finance leases

Current portfolio - $4.6 Billion (1) Huntington differentiates itself by: Consistency of strategy and commitment to service Commitment to service quality for the full dealer relationship Fully automated origination and booking system Robust data modeling capabilities Comfortable with current risk profile: Lease portfolio is declining due to captives focus and HBAN maintaining return requirements. The declining portfolio balance creates a higher loss rate with more volatility. 1H08 loan production was strong on both volume and quality Loss Outlook Frequency of Default Severity of Loss FY2008 assumption s 1.9% 55% (1) 6/30/08 balances; Includes retail automobile loans and leases Indirect Auto Lending 151 (1) Period end

Indirect Auto Loan Portfolio Performance 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 Portfolio Performance Portfolio Performance 30+ days past due % 1.43% 1.45% 1.94% 1.55% 1.27% 1.09% 1.26% YTD NCO % 0.95% 0.97% 0.65% 0.53% 0.40% 0.52% 0.40% Origination Quality Origination Quality Avg FICO 752 752 745 743 744 740 741%<670 4% 4% 6% 6% 5% 7% 8% Avg. LTV 96% 93% 95% 98% 98% 97% 96% Expected cumulative loss 1.24% 1.26% 1.58% 1.66% 1.66% 1.72% 1.74% Orig. ($MM) $673 $679 $487 $474 $503 $447 $379 Vintage Performance Vintage Performance 6 month losses 0.22% 0.23% 0.20% 0.13% 0.13% 9 month losses 0.64% 0.47% 0.35% 0.28% 12 month losses 0.76% 0.67% 0.50% 30+ days past due % for loans booked < 6 months 0.40% 0.53% 0.74% 0.52% 0.48% 0.38% 0.43% 153

Indirect Auto Loan Production ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 1Q06 4Q05 3Q05 Loans Loans Production $ 673 $ 679 $ 487 $ 474 $ 502 $ 447 $ 379 $ 458 $ 467 $ 416 $ 301 $ 469 % new vehicles 44% 44% 44% 47% 49% 47% 48% 50% 49% 47% 53% 65% Avg. LTV (1) 96% 93% 95% 98% 98% 97% 96% 96% 96% 94% 92% 88% Avg. FICO (1) Avg. FICO (1) 752 752 745 743 744 740 741 743 741 741 746 750 Leases (2) Leases (2) Production $ 74 $ 68 $ 77 $ 82 $ 90 $ 68 $ 70 $ 92 $ 109 $ 74 $ 95 $ 119 % new vehicles 97% 98% 97% 95% 96% 97% 97% 96% 97% 97% 99% 99% Avg. residual 43% 44% 44% 46% 45% 42% 42% 41% 41% 42% 43% 40% Avg. LTV (1) 102% 102% 102% 95% 96% 101% 102% 101% 101% 103% 103% 103% Avg. FICO (1) 765 764 761 759 755 747 746 748 747 745 749 747 155 (1) At origination (2) Originated as operating leases since 10/1/07; previously originated as direct financing leases

Home Equity Loans/Lines Residential Mortgages Other 1Q04 3.833 2.674 0.402 2Q04 4.145 2.986 0.397 3Q04 4.408 3.484 0.39 4Q04 4.585 3.695 0.383 1Q05 4.676 3.919 0.374 2Q05 4.75 4.08 0.377 3Q05 4.801 4.157 0.387 4Q05 4.781 4.17 0.393 1Q06 4.833 4.31 0.447 2Q06 5.029 4.63 0.448 3Q06 5.041 4.748 0.43 4Q06 4.973 4.635 0.43 1Q07 4.913 4.496 0.422 2Q07 4.973 4.351 0.424 3Q07 7.468 5.456 0.534 4Q07 7.297 5.437 0.728 1Q08 7.274 5.351 0.713 2Q08 7.365 5.178 0.699 Non-auto Consumer Loans Average Balances ($B) --% (5)% 23% Year-over-Year % Change (1) 5% (13)% (8)% Linked-quarter % Change (2) (1) Non-merger related (2) Annualized 157

Origination Strategies Focused on the Huntington core markets Utilize the Huntington office network as the primary source Traditional product mix - very limited non-traditional mortgage exposure Never originated sub-prime loans... payment option ARM structures... or negative amortization loans Policies and procedures designed to generate high quality borrowers Huntington maintains servicing on owned portfolios Benefits Clear understanding of market dynamics and economic impacts Direct contact with most of our borrowers Significant percentage of borrowers have another Huntington banking relationship Provided our customers with appropriate products for their circumstances The Interest-Only product is performing well Huntington has always been a cash flow lender, utilizing an interest rate stress on ARM loans and utilizing the D/I ratio as a material portion of the underwriting process Our servicing capabilities allow for appropriate risk mitigation activities across our real estate secured portfolios Residential Collateral Lending at Huntington 159

Residential Real Estate Loans

Home Equity Loans / Lines



(Avg. $MM)
Quarterly Growth Rate – Annualized %
(9)
(1)
5
Merger related
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$4,973
$7,468
$2,385
$5,083
$7,297
$7,274
$7,365
2Q07
3Q07
4Q07
1Q08
2Q08

Residential Mortgages



(Avg. $MM)
Quarterly Growth Rate – Annualized %
(1)
(6)
(13)
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$4,351
$5,456
$1,112
$4,344
$5,437
$5,351
$5,178
2Q07
3Q07
4Q07
1Q08
2Q08

Huntington

81

Residential Real Estate Trends (Average $MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Home equity loans / lines $7,365 $7,274 $7,297 $7,468 $4,973 Residential mortgage 5,178 5,351 5,437 5,456 4,351 Interest only 702 799 818 817 816 Alt-A 484 532 531 564 596 Total $12,543 $12,625 $12,734 $12,924 $9,324 Outstandings 163

Loans 4Q06 0.0031 1Q07 0.0033 2Q07 0.0034 3Q07 0.0032 4Q07 0.0033 1Q08 0.0036 2Q08 0.0039 Loans 4Q06 0.0047 1Q07 0.0049 2Q07 0.0043 3Q07 0.0058 4Q07 0.0067 1Q08 0.008 2Q08 0.0076 Home Equity Lending NALs / Loans (5) NCOs / Average Loans (5) (1) 6/30/08 (2) Primarily fixed rate (3) At origination (4) Primarily variable rate (5) Period end loans / lines ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 1Q06 4Q05 3Q05 Loans (2) Production $159 $ 204 $ 144 $ 248 $ 357 $295 $190 $ 250 $ 293 $ 221 $ 210 $ 170 Avg. FICO (3) 744 739 737 743 743 742 735 738 737 729 729 726 Avg. LTV (3) 65% 67% 69% 69% 67% 66% 68% 65% 64% 59% 58% 60% Lines (4) Production $647 $ 440 $ 433 $ 358 $ 364 $ 378 $ 267 $ 336 $ 443 $ 325 $ 325 $ 411 Avg. FICO (3) 755 751 748 748 748 746 742 739 741 736 730 732 Avg. LTV (3) 74% 76% 75% 77% 76% 75% 76% 75% 75% 75% 78% 79% Production 165 Current portfolio - $7.4 Billion (1) Loss Outlook Frequency of Default Severity of Loss FY2008 assumptions 0.9% 90%

Current portfolio - $7.4 Billion (1) Ohio Michigan Indiana Pennsylvania W. Virginia Other 0.5698 0.1904 0.0722 0.05 0.05 0.07 Home Equity - Geographic Trends Outstandings Performance 167 1H08 NCOs 1H08 NCOs % of NCOs NCO % (2) Ohio 47% 0.63% Michigan 27 1.13 Indiana 10 1.34 Pennsylvania 2 0.23 W. Virginia 1 0.33 Other 13 1.39 100% 0.76% Ohio 57% Michigan 19% Indiana 7% Penn. 5% Other 7% (1) 6/30/08 (2) Annualized W. Virginia 5%

Home Equity Vintage Performance 169 month 2002 2003 2004 2005 2006 2007 1 0 0 0 0 0 0 2 0 0 0 0 0 0 3 0.0001 0 0.0001 0 0 0 4 0.0002 0.0001 0.0001 0 0 0 5 0.0002 0.0001 0.0001 0.0002 0.0001 0.0001 6 0.0004 0.0002 0.0002 0.0003 0.0001 0.0004 7 0.001 0.0002 0.0003 0.0005 0.0002 0.0008 8 0.0012 0.0004 0.0006 0.0005 0.0007 0.0012 9 0.0013 0.0005 0.0007 0.0007 0.0008 0.0012 10 0.0015 0.0006 0.001 0.0007 0.0011 0.0012 11 0.0017 0.0007 0.0013 0.0012 0.0011 0.0012 12 0.002 0.0011 0.0016 0.0015 0.0012 0.0014 13 0.0024 0.0013 0.0018 0.0016 0.0014 0.0016 14 0.0026 0.0017 0.002 0.0018 0.0017 0.0019 15 0.003 0.0021 0.0023 0.0019 0.002 0.0022 16 0.0032 0.0023 0.0026 0.0022 0.0024 17 0.0035 0.0025 0.003 0.0025 0.0028 18 0.0036 0.0028 0.0031 0.0027 0.0034 19 0.004 0.0031 0.0035 0.003 0.0037 20 0.0041 0.0034 0.004 0.0032 0.0046 21 0.0046 0.0037 0.0042 0.0036 0.0047 22 0.0049 0.0041 0.0047 0.0039 0.0049 23 0.0052 0.0044 0.0049 0.0042 0.0051 24 0.0054 0.0047 0.0055 0.0054 0.0054 25 0.0059 0.005 0.0059 0.0057 26 0.006 0.0052 0.0062 0.0062 27 0.0065 0.0055 0.0068 0.0069 28 0.0068 0.0057 0.0072 0.0076 29 0.007 0.006 0.0078 0.0085 30 0.0073 0.0063 0.0082 0.0089 31 0.0076 0.0066 0.0086 0.0095 32 0.0081 0.0067 0.0092 0.0098 33 0.0086 0.0071 0.0097 0.0103 34 0.0089 0.0073 0.0104 0.011 35 0.0092 0.0075 0.0111 0.0112 36 0.0094 0.0078 0.0114 0.0115 37 0.0098 0.0081 0.012 38 0.01 0.0085 0.0128 39 0.0101 0.009 0.0137 40 0.0104 0.0093 0.0142 41 0.0106 0.0097 0.0149 42 0.0107 0.0101 0.0153 43 0.0108 0.0104 0.0159 44 0.011 0.0111 0.0164 45 0.0113 0.0118 0.0168 46 0.0115 0.0121 0.017 47 0.0118 0.0124 0.0173 48 0.0121 0.0127 0.0174 49 0.0125 0.013 50 0.0128 0.0133 51 0.013 0.0136 52 0.0135 0.0144 53 0.014 0.0147 54 0.0143 0.015 55 0.0146 0.0153 56 0.0147 0.0157 57 0.0149 0.0159 58 0.0152 0.016 59 0.0155 0.0161 60 0.0157 0.0162 Cumulative Loss Rate Months % of $7.4 B Portfolio (1) % of $7.4 B Portfolio (1) Pre-2000 9% 2000-2002 13 2003 11 2004 13 2005 13 2006 14 2007 16 2008 11 Total 100% Maximum cumulative losses on any vintage not likely to exceed 2.0% (1) Period end 2002 2003 2004 2005 2006 2007

Home Equity - Channel Trends Retail Broker 3/05 3781 1033 4/05 3754 1119 5/05 3770 1116 6/05 3803 1114 7/05 3814 1108 8/05 3820 1099 9/05 3825 1092 10/05 3821 1082 11/05 3816 1067 12/05 3824 1046 1/06 3828 1033 2/06 3831 1016 3/06 3828 994 4/06 4241 981 5/06 4245 962 6/06 4255 949 7/06 4264 934 8/06 4257 918 9/06 4235 920 10/06 4215 900 11/06 4195 882 12/06 4177 867 1/07 4166 854 2/07 4183 832 3/07 4215 807 4/07 4254 802 5/07 4268 783 6/07 4298 767 7/07 6723 756 8/07 6739 741 9/07 6726 734 10/07 6714 722 11/07 6698 713 12/07 6684 705 1/08 6677 700 2/08 6678 694 3/08 6693 678 4/08 5/08 6/08 6749 661 ($MM) Retail Broker Outstandings 171

Residential Mortgage Lending ($MM) 1H08 2007 2006 2005 2004 2003 Production Originations (2) $581 $1,001 $1,075 $1,278 $1,752 $1,464 Alt-A % of originations (3) -- 3% 16% 20% 22% 8% Avg. FICO (4) 735 740 732 720 723 710 Avg. LTV (4) 71% 74% 72% 74% 73% 72% (1) 6/30/08 (2) Originations retained (3) Average FICO scores 695-700 (4) At origination (5) Annualized (6) Period end 173 Current portfolio - $4.9 Billion (1) Loss Outlook Frequency of Default Severity of Loss FY2008 assumptions 0.75% 50% Loans 4Q06 0.0019 1Q07 0.0017 2Q07 0.0016 3Q07 0.0032 4Q07 0.0025 0.0096 1Q08 0.0022 2Q08 0.0033 NCOs / Average Loans (5) Loans 4Q06 0.0072 1Q07 0.0081 2Q07 0.0091 3Q07 0.0087 4Q07 0.0109 1Q08 0.0124 2Q08 0.0169 NALs / Loans (6)

Residential Adjustable Rate Mortgages Current portfolio - $3.1 Billion (1) ARMs 2008 resets (2) $309 MM 2009 resets $708 MM FICO distribution > 670 75% Risk Mitigation Proactive customer contact at least 6 months prior to rate reset. Given the high quality borrower, this is a customer retention as well as risk mitigation exercise. Have had success in converting ARMs to fixed rate products in our owned portfolio. Borrowers experiencing payment issues due to rate increases are re- underwritten or restructured based on willingness and ability to pay. 175 6/30/08 (2) Remainder of year

Residential Alt-A Mortgages Current portfolio - $484 Million (1) 2007 production $ 33 MM 1H08 production none Portfolio growth (2Q08 vs. 2Q07) < 1% 2007 Net charge-offs - $ $5.0 MM - % 0.75% 1H08 Net charge-offs - $ $3.2 MM - % 1.32% 177 (1) 6/30/08

Current portfolio - $0.7 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer 179 (1) 6/30/08

Credit Quality 181

Credit Quality Trends Overview 2Q08 1Q08 4Q07 3Q07 2Q07 NPA ratio (1) 2.41% 4.08% 4.13% 1.08% 0.97 % NAL ratio (2) 1.30 0.92 0.80 0.62 0.79 Net charge-off ratio 0.64 0.48 3.77 0.47 0.52 90+ days past due 0.33 0.37 0.35 0.29 0.25 Consumer 0.59 0.62 0.59 0.45 0.39 Commercial & industrial 0.07 0.11 0.08 0.10 0.04 Commercial real estate 0.25 0.29 0.27 0.24 0.20 ALLL ratio 1.66 1.53 1.44 1.14 1.15 ALLL / NAL coverage ratio 127 166 181 182 145 ACL ratio 1.80 1.67 1.61 1.28 1.30 ACL / NAL coverage ratio 138 182 202 206 165 (1) NPA ratio is non-performing assets (NPAs) divided by the sum of loans and leases, restructured loans, impaired loans held for sale, net other real estate and other NPAs (2) NAL ratio is non-accruing loans (NALs) divided by total loans and leases 183

Non-performing Assets (NPA) ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Non-accrual loans & leases Commercial & industrial $161.3 $101.8 $87.7 $83.0 $65.8 Commercial real estate 261.7 183.0 148.5 95.6 89.0 Residential mortgage 82.9 66.5 59.6 47.7 39.9 Home equity 29.1 26.1 24.1 23.1 16.8 Total NAL 535.0 377.4 319.8 $249.4 211.5 NAL ratio 1.30% 0.92% 0.80% 0.62% 0.79% Restructured loans (Franklin) 368.4 1,157.4 1,187.4 -- -- OREO 72.4 73.9 75.3 68.9 49.7 Impaired loans held for sale 14.8 66.4 73.5 100.5 -- Other NPAs 2.6 2.8 4.4 16.3 -- Total NPA $993.1 $1,677.8 $1,660.3 $435.0 $261.2 NPA ratio 2.41% 4.08% 4.13% 1.08% 0.97% 185

CRE RE/HELOC C&I Small Bus 3Q06 129.312 41.9 4Q06 34.8 47.8 35.7 25.9 1Q07 47.1 51.9 58.3 30 2Q07 89 56.7 65.8 32.1 3Q07 95.6 70.8 83 36.7 4Q07 148.5 83.6 87.7 52.1 1Q08 183 92.5 101.8 2Q08 261.739 111.958 161.345 Non-accrual Loan Trends 187 2Q07 0.0079 3Q07 0.0062 4Q07 0.008 1Q08 0.0092 2Q08 0.013 $211.2 $249.4 $319.8 $377.4 $535.0

($MM) 6/30/08 3/31/08 $ # $ # Commercial NAL Size >$5 $ 129.7 15 $51.0 6 $2-<$5 87.1 29 62.9 20 <$2 206.2 171.0 Total NAL $423.1 $284.9 Residential RE and Home Equity NAL 112.0 92.5 Total NALs $535.0 $377.4 Non-accrual Loans (NAL) by Sector $535.0 MM @ 6/30/08 Other 0.006 Agriculture 0.013 Transportation 0.013 Manufacturing 0.029 Consumer 0.054 Wholesale trade 0.056 Retail trade 0.087 Construction 0.095 Services 0.103 Residential RE 0.154 F.I.R.E. 0.375 189

Non-performing Asset Flow Analysis ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Period End NPA beginning of period $1,677.8 $ 1,660.3 $ 435.0 $ 261.2 $ 206.7 New 256.3 141.1 211.1 93.0 112.3 Restructured loans (762.0) -- 1,187.4 -- -- Acquired -- -- -- 144.5 -- Return to accruing status (5.8) (13.5) (5.3) (8.8) (4.7) Loan and lease losses (40.8) (27.9) (62.5) (28.0) (27.1) Payments (73.0) (68.8) (30.8) (17.6) (19.7) Sales (59.3) (13.5) (74.7) (9.2) (6.4) NPA end of period $993.1 $1,677.8 $1,660.3 $ 435.0 $ 261.2 191

Net Charge-offs ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Commercial & industrial $12.4 $10.7 $323.9 $12.6 $7.3 Commercial real estate 15.1 4.3 20.7 4.7 13.3 Total commercial 27.5 15.0 344.6 17.3 20.5 Auto loans 8.5 8.0 7.3 5.4 1.6 Auto leases 2.9 3.2 3.0 2.6 2.7 Home equity 14.0 14.5 12.2 10.8 5.4 Residential RE 4.3 2.9 3.3 4.4 1.7 Other direct 8.1 4.8 7.3 6.6 2.5 Total consumer 37.8 33.4 33.3 29.8 14.0 Total $65.2 $48.4 $377.9 $47.1 $34.5 193

Net Charge-off Ratios (1) 2Q08 1Q08 4Q07 3Q07 2Q07 Commercial & industrial 0.36% 0.32% 9.76% 0.39% 0.36 % Commercial real estate 0.63 0.18 0.92 0.21 1.14 Total commercial 0.47 0.27 6.18 0.31 0.64 Auto loans 0.94 0.97 0.96 0.73 0.28 Auto leases 1.28 1.18 0.96 0.72 0.70 Home equity 0.76 0.80 0.67 0.58 0.43 Residential RE 0.33 0.22 0.25 0.32 0.16 Other direct 4.62 2.68 4.02 4.97 2.39 Total consumer 0.85 0.75 0.75 0.67 0.41 Total 0.64% 0.48% 3.77% 0.47% 0.52% (1) Annualized 195

30+ Days Delinquencies (1) Consumer Loans Commercial Loans Total (C&I + Com'l RE + Consumer) Middle-market C&I Middle-market CRE Small business C&I & CRE 2Q07 0.0075 3Q07 0.0156 4Q07 0.0115 1Q08 0.016 2Q08 0.0106 2Q07 0.0206 3Q07 0.0244 4Q07 0.027 1Q08 0.0258 2Q08 0.0252 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 197

90+ Days Delinquencies (1) Consumer Loans Commercial Loans Total (C&I + Com'l RE + Consumer) Middle-market C&I Middle-market CRE Small business C&I & CRE 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0009 0.001 0.0007 0.0009 3Q05 0.0005 0.001 0 0.0003 4Q05 0.0003 0.0007 0 0.0002 1Q06 0.0001 0.0002 0 0 2Q06 0.0004 0 0.0012 0.0003 3Q06 0.0003 4Q06 0.0003 1Q07 0.0008 2Q07 0.001 3Q07 0.0016 4Q07 0.0016 1Q08 0.0018 2Q08 0.0014 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0032 3Q05 0.0033 4Q05 0.0038 1Q06 0.0036 2Q06 0.003 3Q06 0.0041 4Q06 0.004 1Q07 0.0044 2Q07 0.0039 3Q07 0.0045 4Q07 0.0059 1Q08 0.0062 2Q08 0.0059 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 199

Allowance for Credit Losses Methodology Allowance for loan and lease loses (ALLL) Transaction reserve which includes: An estimate of loss based on characteristics of each commercial and consumer loan, lease, or loan commitment, and An estimate of loss based on a review of each impaired loan >$500,000 Economic reserve - quantitatively reflects expected changes in credit losses due to changes in economic environment and is determined based on a variety of economic factors and indices correlated to the historic performance of the loan portfolio Current economic factors and indices Real Consumer Spending Consumer Confidence ISM Manufacturing Index Non-Agriculture Job Creation in our core states (OH, MI, WV and IN) Allowance for unfunded loan commitments and letters of credit (AULC) Reported as a liability Determined using the same ALLL transactions and economic reserve methodology AULC is reduced and the ALLL is increased as loans are funded Allowances for credit losses (ACL) Sum of ALLL and AULC with both available to absorb credit losses 201

Amount Percent 1Q02 2Q02 3Q02 371.033 0.0208 4Q02 336.648 0.0181 1Q03 303.636 0.0161 2Q03 307.667 0.0161 3Q03 336.398 0.0159 4Q03 299.7 0.0142 1Q04 295.377 0.0139 2Q04 286.935 0.0132 3Q04 282.65 0.0125 4Q04 271.211 0.0115 1Q05 264.39 0.0109 2Q05 254.784 0.0104 3Q05 253.943 0.0104 4Q05 268 0.011 1Q06 283.839 0.0109 2Q06 287.517 0.0109 3Q06 280.153 0.0106 4Q06 272.068 0.0104 1Q07 282.976 0.0108 2Q07 307.519 0.0115 3Q07 454.784 0.0114 4Q07 578.442 0.0144 1Q08 627.61 0.0153 2Q08 679.403 0.0166 Allowances for Loan & Lease Losses (ALLL) (1) (1) Period end ALLL Reserve Components ALLL Reserve Components ALLL Reserve Components ALLL Reserve Components Transaction Economic Total 2Q08 1.45% 0.21% 1.66% 1Q08 1.34 0.19 1.53 4Q07 1.27 0.17 1.44 3Q07 0.97 0.17 1.14 2Q07 0.94 0.21 1.15 1Q07 0.89 0.19 1.08 203

Allowances for Credit Losses (ACL) (1) ($MM) 2Q08 1Q08 4Q07 3Q07 2Q07 Allowance for loan Allowance for loan and lease losses (ALLL) $679.4 $627.6 $578.4 $454.8 $307.5 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 61.3 57.6 66.5 58.2 41.6 Total allowance Total allowance for credit losses (ACL) $740.7 $685.2 $645.0 $513.0 $349.2 ALLL as % of ALLL as % of total loans and leases 1.66% 1.53% 1.44% 1.14% 1.15 % total NALs 127 166 181 182 145 ACL as % of ACL as % of total loans and leases 1.80% 1.67% 1.61% 1.28% 1.30 % total NALs 138 182 202 206 165 (1) Period end 205

Relative Performance - NPAs & NCOs (1) NPA Ratio (2) NCO Ratio (3) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN 0.0123 0.0139 0.0133 0.012 0.0074 0.0074 0.007 0.0065 0.0041 0.0043 0.0034 0.0036 0.0046 0.003 0.004 0.0042 0.0048 0.0059 0.0065 0.0065 0.0074 0.0079 0.0097 0.0108 0.0121 0.013 0.0156 13 BHC median 0.0076 0.0084 0.0074 0.0075 0.0071 0.0078 0.0081 0.007 0.0071 0.0063 0.0053 0.0049 0.0048 0.0048 0.0043 0.0041 0.0037 0.0033 0.0037 0.0042 0.0041 0.004 0.0048 0.0059 0.0097 0.0148 0.0207 LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN 0.009 0.0078 0.0183 0.0069 0.0085 0.0064 0.0103 0.0053 0.0023 0.003 0.0036 0.0047 0.0027 0.0029 0.0029 0.0039 0.0021 0.0032 0.0035 0.0028 0.0052 0.0047 0.0072 0.0049 0.0065 13 BHC median 0.0052 0.0063 0.0048 0.0052 0.0042 0.004 0.004 0.0028 0.003 0.0023 0.0029 0.002 0.0021 0.002 0.0022 0.002 0.0019 0.0016 0.0025 0.002 0.0023 0.0032 0.0059 0.0067 0.0092 Data 4Q07+ excludes Franklin (2) Period end (3) Annualized 207

Relative Performance - LLR Ratios Reserve Ratios (1) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN = (ALLL+AULC)/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0178 0.0179 0.0175 0.0159 0.0155 0.0146 0.0138 0.0129 0.0122 0.0119 0.0119 0.0125 0.0124 0.0124 0.0121 0.0119 0.0123 0.013 0.0129 0.0136 0.0143 0.0157 HBAN = ALLL/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0161 0.0161 0.0159 0.0142 0.0139 0.0132 0.0125 0.0115 0.0109 0.0104 0.0104 0.011 0.0109 0.0109 0.0106 0.0104 0.0108 0.0115 0.0114 0.0119 0.0129 0.0141 13 BHC median ALLL/Loans 0.0147 0.0148 0.0146 0.0147 0.0147 0.0146 0.0146 0.0144 0.0141 0.014 0.0135 0.0134 0.0131 0.0119 0.0118 0.012 0.0112 0.0109 0.0107 0.0106 0.0113 0.011 0.0109 0.0111 0.0129 0.0149 0.0158 (1) Period end; 4Q07+ exclude Franklin 209

Relative Performance - ALLL Adequacy - 6/30/08 ALLL / Loans ALLL / NPL ALLL = Allowance for Loan and Lease Losses (1) Excludes Franklin 211 National City 3.03% First Horizon 2.59 Marshall & Ilsley Corp. 2.05 KeyCorp 1.87 Fifth Third 1.85 Colonial BancGroup 1.60 M&T Bank 1.58 Regions Financial 1.50 Associated Banc-Corp 1.42 Huntington 1.41 PNC Financial Services 1.35 BB&T 1.31 Zions Bancorporation 1.31 Comerica 1.28 13 BHC Median X HBAN 1.58 KeyCorp 175% PNC Financial Services 142 % National City 133 M&T Bank 132 BB&T 124 Huntington 105 Regions Financial 104 Marshall & Ilsley Corp. 99 Zions Bancorporation 96 Comerica 91 Colonial BancGroup 84 Associated Ban-Corp 79 Fifth Third Bancorp 79 First Horizon 75 13 BHC Median X HBAN 99

Relative Performance - NAL/NPL Coverage NAL / NPL Coverage Ratios (1) (1) Period end; 4Q07+ exclude Franklin LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN = (ALLL+AULC)/NPL 1.67 1.55 1.66 1.82 2.63 2.66 2.84 3.04 4.44 4.25 5.15 4.61 4.76 4.94 3.49 3.26 3 2.38 2.41 2.47 2.17 2.06 1.65 1.98 1.66 1.51 1.17 HBAN = ALLL/NPL 2.4 2.56 2.76 3.97 3.83 4.64 4.17 4.24 4.41 3.04 2.83 2.63 2.09 2.13 2.17 1.89 1.8 1.45 1.75 1.45 1.36 1.05 13 BHC median ALLL/NPL 2.13 2.11 2.27 2 2.27 2.28 2.33 2.64 2.56 2.76 3.07 3.53 3.22 3.32 3.46 3.52 3.63 3.91 3.43 3.6 3.17 3.17 2.26 1.82 1.7 1.23 0.99 213

Non-Franklin Credit Metrics Reconciliation 215

Quarterly Net Charge-off Reconcilation (1) (1) Annualized 217

Non-Franklin Credit Metrics Reconciliation 219

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 221

Deposits and Other Funding 223

Deposit Trends 225

Deposit Trends -2Q08 Linked Quarter Prior Year Quarter 227

Demand, Savings & Other Core CDs Non-core 1Q03 12.008 3.415 1.986 2Q03 12.623 3.245 2.028 3Q03 13.24 2.97 2.351 4Q03 13.052 2.84 2.853 1Q04 13.08 2.664 2.979 2Q04 13.83 2.669 2.805 3Q04 14.096 2.691 2.84 4Q04 14.454 2.733 3.124 1Q05 14.556 2.809 4.098 2Q05 14.258 3.067 4.584 3Q05 14.04 3.557 4.619 4Q05 13.92 3.891 4.627 1Q06 14.09 4.389 4.546 2Q06 14.48 5.083 4.823 3Q06 14.29 5.334 4.969 4Q06 14.196 5.38 5.132 1Q07 14.266 5.455 4.73 2Q07 14.392 5.591 4.29 3Q07 21.188 10.425 6.039 4Q07 21.004 10.674 5.997 1Q08 20.725 10.796 6.41 2Q08 20.461 10.952 6.614 Total Deposits Average Balances ($B) (1) Non-merger related (4)% 7% 17% Year-over-Year % Change (1) 229

Total Deposits by Business Segment 231

3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN 3276 3401 3314 3352 3406 3444 3436 3594 3509 3580 16191 16392 16549 26460 26487 26352 HBAN 9680 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 HBAN 3276 3401 3314 3352 3406 3444 3436 3594 3509 3580 3530 3591 3555 5218 5034 5061 HBAN 1829 Core Deposits Non-interest Bearing Other Core Deposits (1) Non-merger related Merger related (Average $MM) (Average $MM) $5,384 Merger related $26,229 233 (7)% YOY % Chg. (1) 1% YOY % Chg. (1)

Core Deposits by Business Segment 235

Sales execution driving strong growth in highest spread demand deposits Strategic reduction of non-relationship collateralized public funds Total Core Deposits Trends 237

Total Core Deposits Trends 239

Commercial Core Deposits by Business Segment 241

Consumer Core Deposits by Business Segment 243

Other Funding - 6/30/08 Non-core Deposits 0.39 S-T Borrowings & Other Liab. 0.14 FHLB Advances 0.19 Other L-T Debt 0.16 Subordinated Notes 0.12 $16.2 Billion Non-core Deposits $6.3 B / 39% S-T Borrowings & Other Liabilities $2.3 B / 14% FHLB Advances $3.1 B / 19% Other L-T Debt $2.6 B / 16% Subordinated Notes $1.9 B / 12% 245

Capital 247

Capital (1) ($B) 2Q08 1Q08 4Q07 3Q07 2Q07 Total risk-weighted assets Total risk-weighted assets $46.6 $46.5 $46.0 $45.9 $32.1 Tier 1 leverage Tier 1 leverage 7.88% 6.83% 6.77% 7.57% 9.07 % Tier 1 risk-based capital Tier 1 risk-based capital 8.82 7.56 7.51 8.35 9.74 Total risk-based capital Total risk-based capital 12.04 10.87 10.85 11.58 13.49 Tangible equity/assets Tangible equity/assets 5.90 4.92 5.08 5.70 6.87 Tangible common equity/assets Tangible common equity/assets 4.80 4.92 5.08 5.70 6.87 Tangible equity/risk weighted assets Tangible equity/risk weighted assets 6.74 5.57 5.67 6.46 7.66 Double leverage (2) Double leverage (2) 103 110 109 106 92 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 249

6.00% - 6.25% TE Ratio Target LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Tang. Equity / Risk-Weighted Assets 0.0771 0.0729 0.071 0.0723 0.0724 0.0731 0.076 0.0764 0.0783 0.0786 0.0784 0.0805 0.0819 0.0791 0.078 0.0729 0.0797 0.0772 0.0777 0.0766 0.0646 0.0567 0.0557 0.0674 Tang. Equity / Assets (TE Ratio) 0.0816 0.0764 0.0722 0.0705 0.0695 0.068 0.0683 0.0699 0.0699 0.0711 0.0717 0.0743 0.0737 0.0739 0.0719 0.0702 0.0652 0.0719 0.0693 0.0711 0.0687 0.057 0.0508 0.0492 0.059 Capital Trends (1) End of period 251

Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Risk Weighted Assets Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0723 0.0706 3Q03 0.1119 0.084 0.0724 0.0677 4Q03 0.1195 0.0853 0.0731 0.0679 1Q04 0.1213 0.0874 0.076 0.0697 2Q04 0.1256 0.0898 0.0764 0.0695 3Q04 0.1253 0.091 0.0783 0.0711 4Q04 0.1248 0.0908 0.0786 0.0718 1Q05 0.1233 0.0904 0.0784 0.0742 2Q05 0.1239 0.0918 0.0805 0.0736 3Q05 0.127 0.0942 0.0819 0.0739 4Q05 0.1242 0.0913 0.0791 0.0719 1Q06 0.1291 0.0894 0.078 0.0697 2Q06 0.1229 0.0845 0.0729 0.0646 3Q06 0.1281 0.0895 0.0797 0.0713 4Q06 0.1279 0.0893 0.0772 0.0693 1Q07 0.1282 0.0898 0.0777 0.0711 2Q07 0.1349 0.0974 0.0766 0.0687 3Q07 0.1158 0.0835 0.0646 0.057 4Q07 0.1085 0.0751 0.0567 0.0508 1Q08 0.1087 0.0756 0.0557 0.0492 2Q08 0.1204 0.0882 0.0674 0.059 Capital Trends Shareholders' Equity Key Equity Ratios (1) (Average $B) Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 3Q07 6.206 4Q07 6.211 1Q08 5.875 2Q08 6.355 253 End of period

Regulatory Capital - 6/30/08 255 Tier 1 Capital Total Capital CMA 0.074 ZION 0.075 RF 0.075 MTB 0.076 PNC 0.081 FITB 0.085 KEY 0.085 MI 0.088 HBAN 0.0882 BBT 0.089 ASBC 0.091 CNB 0.101 FHN 0.104 NCC 0.111 ASBC 0.11 CMA 0.111 ZION 0.117 RF 0.118 PNC 0.118 MTB 0.119 HBAN 0.1204 FITB 0.122 KEY 0.124 MI 0.126 BBT 0.141 CNB 0.141 NCC 0.149 FHN 0.15 6.0% (1) 10.0% (1) (1) Regulatory "well capitalized" threshold 6/30/08 amounts not yet reported. Amount shown, represents 3/31/08 estimated pro forma ratios for announced 2Q capital issuances per UBS Securities report

Share Repurchases Authorization Repurchased Cumulative Date Shares Quarter Shares Value Shares Value 2/2002 22.0 MM 19.4 MM $374 MM 19.4 MM $374 MM 1/2003 8.0 4.1 77 23.5 451 4/2004 7.5 4.4 109 27.9 560 2Q05 1.8 3Q05 2.6 10/2005 15.0 10.0 236 37.9 796 4Q05 5.2 1Q06 4.8 4/2006 15.0 11.2 265 49.1 1,061 2Q06 8.1 Includes 6.0 MM accelerated shares repurchased on 5/24/06 3Q06 -- 4Q06 3.1 1Q07-2Q08 -- 257

Credit Ratings Senior Subordinated Com'l Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 5/13/08 A3 Baa1 P-2 Stable S&P 11/16/07 BBB+ BBB A-2 Negative Fitch 6/27/08 A- BBB+ F1 Stable The Huntington National Bank Moody's 5/13/08 A2 A3 P-1 Stable S&P 11/16/07 A- BBB+ A-2 Negative Fitch 6/27/08 A- BBB+ F1 Stable 259

Franchise 261

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $55 billion Employees (1) - 11,258 Franchise: Regional Banking 6 States / 11 Regions - Retail & Commercial Banking 615 Offices / 1,405 ATMs - Mortgage Banking 6 States + MD, NJ Dealer Sales 6 States + AZ, FL, NV, NJ, NY, TN, TX Private Financial Group 6 States / 6 offices (2) FL / 4 offices (3) (1) Full-time equivalent (FTE) (2) Dedicated shared office with Regional Banking (3) Includes 2 full-service offices + 2 trust offices 263 Huntington Bancshares Overview

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2007 Deposits - Top 12 MSAs MSA Rank BOs Deposits Share Columbus, OH 1 60 $8,154 26.5% Cleveland, OH 6 52 3,299 5.5 Detroit, MI 8 41 2,471 2.8 Toledo, OH 1 40 2,343 25.0 Indianapolis, IN 4 46 2,315 9.1 Pittsburgh, PA 7 41 1,903 3.0 Youngstown, OH 1 38 1,861 21.8 Cincinnati, OH 5 34 1,671 3.9 Canton, OH 1 23 1,249 24.1 Grand Rapids, MI 3 19 1,180 9.9 E. Liverpool, OH 1 10 1,056 53.2 Akron, OH 5 17 883 8.1 BOs = Banking offices 265 % Deposits #1 Share markets 40% #1- #3 Share markets 65%

1Q07 Dealer 0.002 Other Regional 0.024 Pittsburgh 0.027 OH Valley 0.037 PFCMG 0.048 Mah. Valley 0.043 W. PA 0.047 W. VA 0.047 Central IN 0.056 E. MI 0.072 NW. OH 0.079 Akr/Canton 0.075 S. OH/KY 0.076 W. MI 0.084 Cleveland 0.095 Central OH 0.189 Focus on the Midwest (1) Total Deposits $38.1 B (2) Offices 116 ATMs 242 Detroit 3% Grand Rapids 10% Offices 352 ATMs 775 Akron 8% Canton 24% Cincinnati 4% Cleveland 6% Columbus 27% Dayton 5% E.Liverpool 53% Toledo 25% Youngstown 22% Offices 52 ATMs 80 Indianapolis 9% Offices 13 ATMs 32 Offices 28 ATMs 138 Charleston 9% Excludes 4 PFG offices in FL and 2 ATMs in MD. Market share at 6/30/07 (2) Percentages exclude Treasury Offices 621 ATMs 1,403 267 Offices 60 ATMs 136 Pittsburgh 3% The Huntington Franchise - 6/30/08

Strategy, Organization and History 269

The Huntington Template Market Positioning Local Bank with National Resources Local execution within corporate standards Local discretion with performance accountability Focus on Ohio, Michigan, West Virginia, western Pennsylvania, Indiana and neighboring markets Focus on middle-market commercial, small business, consumer, high-wealth, and auto dealership clients Value Proposition "Simply the Best" service 271

Formula: Stable net interest margin + Modest loan growth + Modest deposit growth + Good growth in selected fee income activities + Controlled expense growth + Stable credit quality = Reasonable earnings growth + "Simply the Best" value proposition + Market consolidation benefits + Disciplined capital management = Higher earnings growth "A well-conceived, well-executed plan in a low growth market... is better than an ill-conceived, poorly executed plan in a high growth market" Our Formula for Growing Earnings 273

Growth Opportunities Affinity Banking... Buckeyes / Blue Jackets / Colts Huntington for Schools Leverage online banking capabilities New offices in growth markets Improve customer loyalty through improved service experience Micro marketing... 3 mile radius focus Exploit growing business segments... Healthcare in west Michigan Centers of Expertise... Brokerage, insurance, equipment leasing and SBA lending Wealth management Sky Financial merger synergies 275

M&A Philosophy Huntington is positioned to participate in further Midwest consolidation Considerations Build market share in existing markets Enter new markets with high market shares Enrich our deposit mix... higher relative DDA Similar business model / focus on service excellence Retain local management Similar core values / culture Revenue opportunities... new / leveraging product and service capabilities Leverage technology expertise Adds to shareholder value from the start 277

M&A Discipline The value of synergies must exceed the premium paid to the seller First year GAAP accretion for Huntington Excludes one time merger charges Includes impact of intangible amortization Significant GAAP accretion for second year and beyond Long-term incremental accretion of 10%+ Must have significant long-term benefit Use of realistic cost savings Targets within footprint Ability to leverage existing Huntington infrastructure 279

National Resources BUSINESSES Commercial Small Business Mortgage Capital Markets Insurance Dealer Sales CORPORATE SUPPORT Customer Service Center Operations and Technology ..com Marketing Human Resources Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY The Local Bank REGIONS Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh 281 Consumer Private Financial Huntington Investment Co. Trust Training and Communication Channels and Distribution Risk Management Finance Legal "The Local Bank with National Resources"

Organization Organization 283

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN/SKYF Tom Hoaglin Chairman, President and CEO 1Q01 35 7 Dick Cheap General Counsel and Secretary 2Q98 10 10 Jerry Batt President-Huntington Insurance 2Q01 20 (1) 16 Dan Benhase SEVP-Pvt. Fin'l & Cap.Mkts. 2Q06 26 7 Mary Navarro SEVP-Regional Banking Group Pres. 2Q06 32 6 Nick Stanutz SEVP-Dealer Sales 2Q06 30 22 Jim Dunlap Regional Banking Group President 2Q06 29 29 Mike Prescott Regional Banking Group President 2Q06 21 12 Melinda Ackerman EVP-Human Resources 1Q05 39 (1) 3 Jim Baron EVP-Consumer Segment Director 1Q07 30 5 Neeli Bendapudi EVP-Chief Customer Officer 2Q07 13 (1) 1 Michael Cross EVP-Sr. Com'l Credit Approval Officer 4Q06 29 6 Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 2 Don Kimble EVP-CFO 3Q04 22 4 Jim Nelson EVP-Chief Risk Officer 4Q04 22 3 Eric Sutphin EVP-Chief Auditor 3Q04 20 3 Dick Witherow EVP-Chief Credit Officer 4Q06 34 7 Tim Barber SVP-Credit Risk Management 1Q99 20 10 (1) Includes outside of banking 285

Regional Banking Organization Regional Banking Organization 287

289 Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Mary Navarro Jim Dunlap Mike Prescott Regional Banking

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN/SKYF Mary Navarro 2Q06 32 6 Jim Kunk Central Ohio 1Q94 26 26 Jim Dunlap West Michigan 2Q06 29 29 Rebecca Smith East Michigan 1Q07 31 1 Sharon Speyer Northwest Ohio 1Q01 20 19 Jerry Kelsheimer Greater Cleveland 1Q05 20 12 Vincent Locher Pittsburgh 3Q02 21 6 Michael Prescott 2Q06 21 12 Mark Reitzes Southern Ohio / KY 1Q08 21 15 Clayton Rice West Virginia 3Q07 21 4 Rick Hull Greater Akron/Canton 1Q06 26 26 Mike Newbold Central Indiana 4Q06 31 4 Frank Hierro Mahoning Valley 1Q00 29 22 291

Brief History 1866 - P. W. Huntington & Company opened - Pelatiah Webster Huntington, President 1878 - Bank moved headquarters to 17 S. High Street 1905 - Incorporated as The Huntington National Bank of Columbus 1923 - Construction of the main branch at 17 S. High Street begun 1966 - Huntington Bancshares Incorporated bank holding company formed as a Maryland corporation... The parent of The Huntington National Bank 1983 - Huntington shares listed on NASDAQ 2001 - Strategic restructuring launched 2004 - Record EPS 2005 - Record EPS 2006 - Acquired Unizan Financial - Record EPS 2007 - Acquired Sky Financial Group 293

Milestones 2001 1Q - Hoaglin appointed CEO 2Q - Launched major restructuring initiative 3Q - Announced SunTrust to purchase Florida banking operations - Decreased dividend 20% 2002 1Q - Acquired Haberer Investment Advisor 3Q - Acquired LeaseNet Group Inc. 2003 2Q - Announced formal SEC investigation and restatement of automobile lease accounting - Increased dividend 9.4% 3Q - Restatement for prospective adoption of deferral accounting and other changes 4Q - Restatement for retroactive application of deferral accounting 295

Milestones 2004 1Q - Announced merger with Unizan Financial Corp. 2Q - Increased dividend 14.3% - Federal Reserve extends review period for Unizan merger 3Q - Announced negotiations with SEC to resolve formal investigation - Kimble appointed Chief Financial Officer - Sutphin appointed Chief Auditor 4Q - Nelson appointed Chief Risk Officer - Announced expected Federal Reserve Bank of Cleveland (FRBC) and OCC formal supervisory agreements - Announced withdrawal of pending Unizan Financial Corp. merger application with the Federal Reserve and negotiations for a one-year extension of the Unizan merger agreement - Announced extension to Unizan merger agreement 2005 1Q - Announced FRBC and OCC formal written supervisory agreements 2Q - Increased dividend 7.5% - Announced resolution of SEC formal investigation 4Q - Announced termination of OCC formal written supervisory agreement - Re-filed Unizan application 297

Milestones 2006 1Q - Announced 16.3% increase in common stock dividend - Completed merger with $3 B Unizan Financial Corp. - James Dunlap, Mary Navarro, and Michael Prescott named Regional Banking Group Presidents 2Q - Increased dividend 16.3% - Successfully completed Unizan Financial Corp. conversion on April 24... converted 110,000 consumer and business accounts - Announced termination of FRB formal written supervisory agreement 4Q - Acquired Unified Fund Services, Inc. - Witherow appointed Chief Credit Officer - Cross appointed Senior Lender - Announced proposed merger of Sky Financial Group 2007 2Q - Increased dividend 6.0% 3Q - Completed merger with $18 B Sky Financial Group, Inc. - Successfully completed Sky Financial Group conversion on September 22... converted 400,000+ consumer households and 50,000+ business relationships 4Q - Restructed Franklin Credit Management Corporation credit relationship 299

Milestones 2008 2Q - Decreased dividend 50.0% - Raised $569 million additional capital via convertible preferred issuance 301

Lines of Business 303

Lines of Business Loans & Deposits - 6/30/08 Total Credit Exposure - $41.0 B Total Deposits - $38.1 B 305 Regional Banking 0.873 Dealer sales 0.001 PFG 0.044 Treasury / Other 0.082 Regional Banking 0.791 Dealer sales 0.145 PFG 0.064 Treasuy / Other 0 Regional Banking $33.3 B 88% Dealer Sales $0.1 B <1% PF & CMG $1.7 B 4% Regional Banking $32.5B 79% Dealer Sales $6.0 B 15% PF & CMG $2.6 B 6% Treasury / Other $3.1 B 8%

($MM) Pct 2Q08 Chg 1Q08 Regional Banking $515.2 8% $477.3 Dealer Sales 50.3 3 49.0 Private Financial and Capital Markets Group 69.2 -- 69.3 Treasury/Other (2.7) NM 22.5 Total $631.9 2% $618.1 Regional Banking 0.82 Dealer Sales 0.08 Pvt Finl & Cap Mkts 0.11 Treasury/Other 0.001 307 Lines of Business Revenue(1) Contribution (1) Revenue - Fully Taxable Equivalent

Regional Banking 309

311 Mary Navarro Central Ohio Consumer Banking Business Banking Operations & IT Channels Marketing Sales & Service Support Mike Prescott Southern Ohio/ Northern KY Akron / Canton West Virginia Indiana Mahoning Valley Commercial Banking Treasury Management Equipment Finance International Jim Dunlap West Michigan East Michigan Pittsburgh Cleveland NW Ohio 32 years experience 21 years experience 29 years experience Leading a multi-dimensional organization Regions Customer Segments/ and Support

313 24th Largest USA Bank 6 Contiguous States: Ohio, Michigan, Indiana, Pennsylvania, West Virginia and Kentucky 615 Neighborhood Banking Offices: Distribute banking , investment, and insurance services 1,400 Convenient ATMs: Includes Huntington remote ATMs at airports, stadiums, etc. Product Depth Delivered Locally Checking, Savings, Money Market, CDs, Home Equity Lines and Loans, Mortgages, Investments, SBA Loans The Local Bank...Creates market preference and clout with 65% of deposits in markets where Huntington has a Top 3 share position.

315 Fact Sheet (1) $33.3 Billion Total Deposits $32.6 Billion Total Loans 1.2 million + Consumer HH 140,000 + Business HH ....with National Resources Treasury Management Mezzanine Financing Equipment Leasing Insurance Asset Management Interest Rate Risk Protections Online Banking National Bank Expertise and Product Capabilities Available in Local Markets 6,937 Associates (2) (1) As of 6/30/08 (2) FTE = full time equivalent staff and exclude 1,772 FTE associates in operations & technology

317 Manage credit in a challenging environment Grow our organic revenue stream, as well as leverage the Sky opportunity Net interest income Balance sheet growth Fee income growth Increase sales and service performance Increase operating efficiencies The path to success is defined. But, we remain fluid and nimble to manage through new challenges and opportunities. 2008 Plan for Success

Credit Management Consumer / Mortgage Lending Business and Commercial Banking Began to de-emphasize the brokered home equity channel in 2005 with a full exit 2007 Granular portfolio from both a product and market level Strong discipline around verifying income and assessing borrower's ability to service debt CRE includes Tier 1 and 2 developers and managed by CRE professionals No exotic mortgages or payment option ARMS C&I business targets clients that are relationship vs. transactional Footprint Lender Footprint Lender Huntington's "local bank with national resources" business model provides: -Better geographic knowledge of best customers for building deep relationships -A disciplined approach with a strong centralized credit review and oversight team Huntington Differentiators 319

3Q07 4Q07 1Q08 2Q08 3Q07 4Q07 1Q08 2Q08 Revenue 489 476 477 515 Expense 238 249 234 229 Revenue (1) & Expense Growth ($MM) 321 (1) Net interest income plus non-interest income Revenue Expense 2005 2006 2007 2005 2006 2007 Revenue 1085 1223 1577 Expense 591 654 816 CAGR 13% CAGR 11% Revenue Expense

323 Expense Reduction Revenue Efficiencies Market/ Distribution Attractiveness Branch Consolidations and Operating Efficiencies Achieved Set Benchmarks Productivity Levels Debit Penetration & Usage Investment Sales Services Per Household Two-Way More Banking Offices Upgraded Products Upgraded Channels Leverage Investments over broader base Leveraging this opportunity had immediate benefits, in terms of operating efficiencies, with ongoing market attractiveness and revenue opportunities The Sky Opportunity 88 Branch Consolidations Achieved

325 June '08 Dec '07 June '08 65% Check Card 51% 52% 43% Savings / MM 34% 35% 8% Investments 1% 2% 13% Line of Credit 14% 15% Consumer Household Penetration SKY June '08 Dec '07 June '08 41% Check Card 20% 21% 13% Loans 7% 8% 18% Line of Credit 12% 13% SKY Business Household Penetration Commitment and loyalty are strengthening in key product and services areas with newly acquired Sky customers Sky Progress - Revenue Synergies

3Q07 4Q07 1Q08 2Q08 136 139 118 148 2005 2006 2007 305 340 461 Fee Income Growth ($MM) ($MM) 327 CAGR 15%

329 Stronger Same Store Sales Performance Huntington Same Store Sales (June YTD Actuals vs. 2007) +8.6% Region % Change E. Michigan 15.5% Cleveland 24.4% Akron/Canton 18.2% S.Ohio/Kentucky 14.2% W. Michigan 0.9% Indiana 11.4% Central Ohio 4.2% NW Ohio 8.9% West Virginia (4.6)% Mahoning Valley 5.1% Pittsburgh 4.8% Key Drivers National sales process executed locally with robust observation coaching tools Next Steps Comprehensive plan and Huntington leadership oversight to bring all markets to Huntington standards Checking Accounts

331 4.11 Non- Affinity Buckeyes Blue Jackets Colts 3.83 3.22 New Emotion trumps price and creates switching preference. By creating banking products that appeal to the heart and people's passions, Huntington has been able to grow its checking base while driving higher cross sell and product penetration Affinity Banking drives higher cross-sell 4.23

333 Ohio State Buckeyes Indianapolis Colts Columbus Blue Jackets 129,867 Number of Buckeye Banking Customers 11,799 Number of Blue Jackets Banking Customers 24,069 Number of Colts Banking Customers An emotional connection that trumps price and drives increased revenue for Huntington...Affinity Banking 19% Percentage of Huntington checking households with Affinity Checking 25% The percentage of Huntington's check card volume that is linked to one of Huntington's affinity programs

335 1 Service 2-3 Services 4+ Services 4Q05 0.24 0.405 0.355 4Q06 0.259 0.513 0.227 4Q07 0.226 0.434 0.34 2Q08 0.2242 0.4408 0.335 Consumer Banking - Number of Services Deepening Relationships and Loyalty New customer cross sell: 2.39 New checking customer cross cell: 2.92 Product penetration up significantly from September 2007 Debit card penetration 61% up from 59% Overdraft protection penetration 18% up from 16%

337 1 Service 2-3 Services 4+ Services 4Q05 0.402 0.448 0.15 4Q06 0.43 0.527 0.042 4Q07 0.434 0.43 0.136 2Q07 0.428 0.439 0.134 (1) Account analysis data is reported on a one month lag Business Banking - Number of Services (1) Treasury Management product penetration up significantly from September 2007 Electronic transactions 10.3% up from 9.6% Core cash management 3.3% up from 2.5% Information management 9.8% up from 5.8%

2005 -120 2006 -33 2007 -20 120th 33rd 20th Invested in SBA expertise, and its paying off In 2007 #1 SBA Lender in Ohio #1 SBA Lender in West Virginia Source: The 2007 Coleman Report 500; 2007 Top SBA 7(a) Lenders for FYE 2007 Excellence in SBA Lending - Ranking US Banks 339

Strong Commercial Banking Customer Loyalty Source: 2007 Huntington National Bank Customer Satisfaction Study, Greenwich Associates. 43% likely to increase business with Huntington 89% likely to continue business with Huntington 94% likely to refer a company to Huntington 96% have positive relationship with Commercial Banker Strong leading indicators for future business 341

343 5 Awards More than any of our competitors Greenwich Business Banking Awards

Dealer Sales 345

2000 2001 2002 2003 2004 2005 2006 2007 1H07 1H08 New 17.3 17.1 16.8 16.6 16.9 16.9 16.6 16.2 8.2 7.4 Used - Franchised Dealers 16.2 15.9 16.5 16.2 16 16.5 14.3 14.3 6.5 6.2 Automobile Sales - # of Units (MM) 347 Source: CNW Marketing / Research

Dealer Sales - A Significant Business A Huntington core business since the early 1950's Strong industry reputation Innovative Dependable 11% of total managed loans and operating leases (1) 400 associates 130 origination / sales 120 operations 40 customer service 110 collections 3,900 dealer relationships 13 states of origination 7 regional sales and underwriting centers (1) @ 6/30/08; excludes commercial floor plan loans 349

Dealer Sales Performance ($MM) 1H08 2007 2006 2005 2004 2003 Operating earnings $11.6 $42.4 $59.9 $66.3 $64.6 $61.8 ROE (1) 12.0% 23.3% 22.9% 18.7% 15.8% 14.0% 351 (1) Based on allocation of capital existing in that reported period Consistent Returns and Profitability

Dealer Sales - Business Model Tenure of staff / local market knowledge Local market presence - sales and underwriting Provider of core products - loan, lease, floor plan Focus on cross selling ancillary products and services - treasury, cash management, investments "Simply the Best" customer service 353

Dealer Sales - "Ideal" Dealership Full Relationship 30%+ retail penetration Commercial lending Treasury management / merchant services PFG and/or Retail Banking relationship(s) -or- Retail Primary Relationship 60%+ retail penetration High book to approval ratio May/may not have other banking relationships 355

Dealer Sales - Geographic Profile Loan & Lease Production (1) ($MM) YTD 6/30/08 YTD 6/30/07 % Chg Ohio $468 28% $426 32% 10% Florida 225 13 212 16 6 Indiana 144 9 135 10 7 Kentucky 130 8 119 9 9 Michigan 115 7 88 7 31 W.Virginia 103 6 68 4 51 Pennsylvania 93 6 51 5 82 $1,278 76% $1,099 82% 16 Arizona 104 6 56 4 86 Tennessee 88 5 81 6 9 Nevada 74 4 4 -- nm New York 63 4 14 1 nm Georgia 28 2 48 4 (42) New Jersey 26 2 25 2 4 N. & S. Carolina 16 1 15 1 7 Texas 7 nm -- -- nm Total $1,684 100% $1,342 100% 25% * = less than 1% Sales Offices / Underwriting Centers Sales Offices (1) Includes Huntington Plus production 357

YTD 08 (3) 2007 2006 (2) 2005 2004 Huntington Markets GMAC 11.6% 10.5% 11.3% 10.7% 13.1 % Ford Motor Credit 8.0 8.2 10.0 8.6 9.0 Chrysler Financial 6.8 7.2 7.8 7.3 8.0 Total "Big 3" 26.4 25.8 29.1 26.6 30.1 American Honda 4.9 4.2 3.9 4.0 3.6 Toyota Financial 4.0 3.3 3.1 3.1 2.7 Nissan/ Infiniti 2.6 2.5 2.7 2.6 2.1 BMW North America 1.4 1.3 1.1 0.9 0.9 Volkswagen Credit 1.4 1.0 1.0 0.9 0.7 Sub-total imports 14.3 12.5 11.8 11.5 10.0 Total captives 40.6% 38.3% 40.9% 38.1% 40.1 % Huntington 3.4% 2.6% 2.2% 2.1% 2.6% (1) Source: AutoCount (2) Information as of 12/31/06 except for Indiana which is as of 6/30/06 (3) YTD through May 2008 359 Dealer Sales - Market Share vs. Captives (1)

YTD 08 (2) Rank 2007 2006 (3) 2005 Ohio Chase 12.5% 8.7% 7.1% 7.5 % Huntington 6.6 #2 5.4 4.5 3.9 U.S.Bank 3.3 2.7 2.8 2.7 Fifth Third 3.2 4.3 3.9 6.3 Kentucky Huntington 11.0% #1 6.4% 6.1% 6.2 % Chase 6.9 5.3 4.9 4.8 Fifth Third 5.5 6.6 5.3 8.3 Community Trust 3.0 2.9 2.6 2.6 West Virginia Huntington 11.0% #1 7.0% 6.2% 6.8 % BB&T 8.8 9.3 10.4 10.3 Chase 5.7 3.9 4.2 4.5 United Bank 4.8 6.4 5.3 5.8 Excluding captives and non-banks; source: Autocount YTD through May 2008. Information for Indiana as of 6/30/06 361 Dealer Sales - Market Share in Major Markets (1)

YTD 08 (2) Rank 2007 2006 (3) 2005 Indiana Chase 7.3% 4.8% 3.5% 3.8 % Fifth Third 4.4 4.5 3.5 4.0 Huntington 4.3 #3 3.8 3.0 2.2 Wells Fargo 2.1 3.1 4.7% 2.6 % Michigan Chase 6.6% 4.1% 2.9% 3.0 % Fifth Third 3.1 3.6 3.1 5.3 Huntington 2.1 #3 1.5 1.3 1.3 Harris Bank 1.4 1.1 1.2 1.3 Florida SunTrust 3.8% 4.5% 4.5% 5.0 % Chase 3.6 2.3 2.3 2.1 Bank of America 3.1 2.4 2.7 4.2 Huntington 1.7 #7 1.2 1.3 1.2 (1) Excluding captives and non-banks; source: Autocount (2) YTD through May 2008 (3) Information for Indiana as of 6/30/06 363 Dealer Sales - Market Share in Major Markets (1)

Loan Production - Held vs. Sold Prime Loans Originated Prime Loans Sold (1) Huntington Plus Originated & Sold (2) Auto Exposure (3) 2002 $ 2,308 $ -- $ -- 33% 2003 2,757 2,093 -- 28 2004 1,587 1,500 -- 21 2005 1,503 414 -- 18 2006 1,717 691 20 15 2007 1,911 253 472 11 2008 YTD 1,352 -- 190 11 Total $13,135 $4,951 $682 365 (1) Sold with servicing retained by Huntington. All sales in 2005, 2006 and 2007 were under a flow sale arrangement which commenced 5/05 and ended 4/07. (2) Sold with servicing released to purchaser. (3) Period end indirect auto loans and leases (including operating leases) as a % of total loans and leases

Dealer Sales - Mix Average Balances ($MM) 367 Auto Loans (1) Sold Loans / Servicing Retained Auto Leases (2) Commercial Loans 4Q02 4069 0 3107 637 1Q03 4097 180 3101 708 2Q03 3757 688 3124 743 3Q03 3622 973 3155 690 4Q03 3566 1522 3158 751 1Q04 3079 1975 3154 845 2Q04 2349 2304 3116 891 3Q04 1853 2624 3041 800 4Q04 1909 2402 3026 823 1Q05 2008 2154 2990 941 2Q05 2069 1919 2877 959 3Q05 2061 1845 2628 690 4Q05 2016 1782 2553 755 1Q06 1968 1720 2380 849 2Q06 2042 1686 2200 872 3Q06 2077 1649 2044 793 4Q06 2109 1589 1878 837 1Q07 2214 1463 1721 868 2Q07 2321 1394 1560 875 3Q07 2919 1240 1426 887 4Q07 3051 1088 1305 999 1Q08 3307 897 1189 1130 2Q08 3635 774 1083 1135 (1) Loans includes securitized loans (2) Leases includes direct financing and operating leases

Loan-$ Loan-% Lease-$ Lease-% 1Q03 10623 0.0138 10939 0.0142 1Q04 13422 0.0177 8239 0.0104 1Q05 3216 0.0064 4938 0.0066 1Q06 2977 0.006 3542 0.006 1Q07 2833 0.0052 2000 0.0046 1Q08 8008 0.0097 3088 0.0104 2Q03 7524 0.0106 10316 0.0133 2Q04 5604 0.0096 5844 0.0075 2Q05 1664 0.0032 2680 0.0037 2Q06 1172 0.0023 1537 0.0028 2Q07 1638 0.0028 2153 0.0055 2Q08 8522 0.0094 2806 0.0104 3Q03 10773 0.012 8865 0.0112 3Q04 5142 0.0111 6203 0.0082 3Q05 3895 0.0075 3958 0.0058 3Q06 1759 0.0034 1879 0.0037 3Q07 5355 0.0073 2327 0.0065 4Q03 11346 0.0129 8897 0.0113 4Q04 4406 0.0092 4152 0.0055 4Q05 3213 0.0064 3739 0.0059 4Q06 2432 0.0046 2600 0.0055 4Q07 7349 0.0096 2843 0.0086 Credit Quality - Net Charge-offs ($MM) 369 Note: Lease includes direct financing leases and operating lease assets

Dealer Sales - Industry Issues Declining vehicle sales reducing revenue efficiencies of lender origination platforms Weakening economy causing higher rates of default Lower year-over-year resale values at auction contributing to increasing loss severity 371

Dealer Sales - Priorities Modify / adjust credit risk assessment to account for weak economy and declining used vehicle re-sale values Emphasize improved margins to compensate for higher frequency and severity of losses Increased penetration of Huntington products and services at "high market share" dealerships Selected market expansion and increased penetration of existing low/median market share competitors Make it easy, provide value in products and people 373

Private Financial and Capital Markets Group 375

We are pleased that through June... Compared to 2007 (1), fee based revenue was up 12% to $128 million (2), largely on the strength of our Delivery Model. We have had nice growth in sales of both Huntington Funds and other asset management products. Swap sales and processing businesses also performed well. Loan and deposit growth was consistent with expectations Net income before allocations and taxes grew to $92 million (2) We experienced limited direct impact from the credit crises due to operating strategy and good risk management: No CDOs, SIVs, subprime mortgages, auction-rate securities, no money market bailouts We retained a sharp focus on efficiency We launched the Technical Opportunities Fund, increasing our Hunitngton Funds Family to 22 funds We continued to strengthen our credibility as an investment manager at the national level (1) Including Sky Financial history (2) Excluding corporate equity investment losses 377

PFCMG - Profile 6/30/08 Assets under custody $ 38.7 Billion Assets under management (1) 14.6 Trust assets (1) $ 53.3 Huntington Funds assets $ 4.2 Brokerage assets $ 6.5 Corporate trust debt under administration $ 29.7 Total deposits $ 1.5 Total loans $ 2.6 Total revenue - YTD (2) $ 179.4 Million (1) Includes Huntington Funds and Haberer (2) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses) 379

PFCMG - Results 1H08 1H07 % Chg Total revenue (1) $179.4 MM $133.0 MM 35 % Assets under management (2) $ 14.6 B $ 12.6 B 16 Huntington Funds 4.2 4.1 2 Trust assets 52.7 53.4 (1) Retail brokerage assets 6.5 5.6 16 Total deposits - avg. 1.6 1.2 33 Total loans - avg. 2.6 1.8 44 (1) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses): (2) Includes Huntington Funds and Haberer 381

Private Financial - Business Overview ($B) 6/30/08 6/30/08 12/31/07 12/31/07 6/30/07 6/30/07 Mngd Total Mngd Total Mngd Total Personal trust and investment management agency $7.5 $9.5 $8.5 $10.7 $5.8 $7.9 Huntington Funds 4.2 4.2 4.6 4.6 4.1 4.1 Employee benefit and other retirement 1.7 5.3 1.8 6.1 1.4 5.0 Corporate trust 0.1 6.2 0.0 6.7 0.0 6.3 Haberer 0.6 0.6 0.8 0.8 0.8 0.8 Other fiduciary 0.5 0.5 0.5 0.6 0.4 0.4 Custody & safekeeping 0.0 27.0 0.0 31.3 0.0 29.6 Total $14.6 $53.3 $16.3 $60.9 $12.6 $54.1 Asset Management / Investment Advisory Assets 383

Private Financial - Business Overview ($MM) 2Q08 vs. 2Q08 vs. Brokerage 2Q08 1Q08 2Q07 1Q08 (1) 2Q07 Mutual fund sales $ 71.7 $65.0 $61.5 10% 17 % Annuity sales $213.6 195.3 127.2 9 68 $285.3 $260.3 $188.7 10 51 Private Banking (2) Deposits $1,448 $1,532 $1,096 (5) 32 Loans $2,351 2,304 1,625 2 45 385 (1) Linked quarter percentage growth is not annualized (2) Average balances; excludes certain trust loan & deposit settlement account balances and Capital Markets Group

PFCMG - Revenue Contribution (1) 387 Trust 33.8 Private Banking 21 Investments 20 Capital Markets 11.4 Insurance Trust / Asset Management $66.3 / 37% Private Banking $41.7 / 23% Investments $40.6 / 23% Capital Markets $31.3 / 17% (1) Prior to fee sharing revenues; excludes corporate equity investment losses 1H08

Market Presence Unified Delivery Products & Services Service Plan Acquisition PFCMG Growth 389 PFCMG - Formula for Willing

PFCMG - Unique Delivery Business Line Investment Brokerage Insurance Services Retirement 401(k)/Invstmnt Management Personal Trust/Invstmnt Management Dealer Sales Regional Banking Private Bank Clients Unified Sales Force Huntington Investment Company model is used to deliver all PFCMG products when selling through the Bank portal 391

2000 - Huntington Investment Advisor - Huntington Asset Management Account - Huntington Director - Huntington Access Annuity 2001 - Dividend Capture Fund - International Equity Fund - Mid Corp America Fund - New Economy Fund - Rotating Markets Fund 2002 - Huntington 401 (K) - Situs Small Cap Fund - Huntington Director Outlook - Huntington Hartford Leaders Outlook - Haberer Registered Investment Advisor 2003 - Property and Casualty Insurance 2004 - Huntington All Star Select - Huntington Consulting Services - Macro 100 Fund 2005 - Options Return Portfolio 2006 - Portfolio Select - Unified Fund Services 2007 - Real Strategies Fund 393 PFCMG - Expanding Distinctive Product / Services 2008 - Technical Opportunities Fund

PFCMG - Growing Through Acquisitions Revenue ($MM) 395 2Q07 3Q07 4Q07 1Q08 2Q08 2492 2429 2463 2599 2666

Trust Fees Retail Invst Sales Ins. Revenue 1Q04 16.3 11.7 2.936 2Q04 16.7 10 2.782 3Q04 17 9.4 2.648 4Q04 17.294 8.6 3.467 1Q05 18.2 9.5 2.729 2Q05 19.1 9.2 3.1 3Q05 19.7 9.3 3.4 4Q05 20.4 9 2.8 1Q06 21.2 10.8 2.7 2Q06 22.6 10.6 2.8 3Q06 22.4 9.7 3.9 4Q06 23.4 9.4 4.3 1Q07 25.8 11.3 3.9 2Q07 26.7 13 3.4 3Q07 33.5 12.5 3.4 4Q07 35.1 12.8 3.4 1Q08 33.9 15.1 2Q08 32.9 15.3 PFCMG - Fee Based Revenue (1) Revenue Trends ($MM) 397 (1) Prior to revenue shared with Regional Banking and securities gains 1Q08 vs. 1Q08 vs. 1Q08 vs. 2Q08 1Q08 2Q07 Trust fees $32.9 (3)% 23% Retail investment sales 15.3 1 18 Inst. investment sales 1.2 25 94 Total brokerage $16.5 3% 21%

PFCMG – Trust Revenue Growth [(1)]


($MM)
5 Year CAGR
16%
$36.0
$33.0
$30.0
$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$15.6
$16.7
$19.1
$22.6
$26.7
$32.9
2Q03
2Q04
2Q05
2Q06
2Q07
2Q08

Huntington

(1) Prior to revenue shared with Regional Banking and securities gains

200

PFCMG - Trust Asset Growth (1) Period End ($MM) 401 2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07 3Q07 2007 2Q08 Custody Assets 12.9 18 18.4 29.1 33.6 35.4 40.2 41.4 41.5 44.1 44.6 38.7 Managed Assets 9.3 9.7 8.5 8.9 9.8 10.8 12.2 12.6 12.6 16.7 16.3 14.6 7 Year CAGR (2) 17% 6% Includes Haberer As of 6/30/08

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 1142 1173 1151 1155 1660 1640 1583 1518 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Private Financial 1629 1635 1627 1692 2277 2274 2310 2355 Capital Markets 191 214 223 199 220 222 243 239 PFCMG Total Loans Total Deposits (Average $MM) (Average $MM) 403 YOY % Chg. 31% Quarterly Growth Rates-Annualized 6% 9% 12% --% 9% $2,496 $2,553 $2,594 $1,891 $2,497

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 50.4 52.3 54.1 54.2 60.8 60.9 55.7 53.3 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 11.9 12.2 12.6 12.6 16.5 16.3 15.4 14.6 Private Financial Assets Under Management Trust Assets (1) (Period end $B) (Period end $B) 405 YOY % Chg. (2)% YOY % Chg. 16% (1) Includes Haberer assets

($MM) 2007 vs 2007 2006 2006 Mutual fund & annuity sales $850.7 $736.8 15% 2006 Industry (1) 1H08 2007 Top HBAN HBAN Average Quartile Sales penetration (2) 4.3% 4.2% 2.9% 3.9% Revenue penetration (3) $2,927 $3,040 $1,674 $2,168 Profit penetration (4) $988 $951 $ 439 $ 611 (1) Ken Kehrer & Associates survey (2) Sales (dollars invested) of mutual funds and annuities (annualized) divided by bank's retail deposits (3) Investment program revenue (annualized) per million of the bank's retail deposits (4) Contribution of investment program to pretax profit (annualized) per million of the bank's retail deposits. Contribution is the difference between program revenue and program expenses 407 Private Financial - Investment Sales Success

409 We have demonstrated our ability to achieve outstanding performance..... ....and regularly contribute to the pool of commentary used by investors around the world We are making solid progress in the banking industry's challenge to be recognized as a credible money manager HF vs SPX Benchmark

Mutual Fund Performance - Returns (YOY % Change) 2Q08 1Q08 4Q07 3Q07 2Q07 S&P 500 (13) (5) + 5 +16 +21 Dow Jones (15) (7) + 6 +22 +20 "5 Star" Rating (1) Situs Small Cap (Equity) (11) (7) +10 +24 +19 "4 Star" Rating (1) Dividend Capture (Equity) (16) (9) (7) + 6 +13 International Equity (Equity) (2) + 8 +17 +28 +26 New Economy (Equity) (11) (9) +12 +18 +18 Mortgage Fund (F/I) +5 + 4 + 3 + 4 + 5 Other Rotating Markets (Equity) (13) (6) + 9 +20 +22 Income Equity (Equity) (24) (10) + 2 +13 +17 Growth (Equity) +1 + 3 +16 +17 +17 Mid Corp America (Equity) (8) (6) + 8 +17 +20 (1) As of 3/31/08 411

Lipper 3 Year Rankings 3 Year 5 Year Situs Small Cap Fund (trust class) Top 16% Top 9% Rotating Markets (trust class) Top 16% Top 23% Mortgage Fund (trust class) Top 28% Top 5% International Equity Fund (trust class) Top 14% Top 18% Morningstar Overall "5 Star" Rating Situs Small Cap Fund (Equity) Morningstar "4 Star" Rating International Equity Fund (Equity) Mortgage Fund (F/I) Barron's 2006 Top 100 Fund Managers / Best in Class Randy Bateman - Situs Small Cap Fund 413 Huntington Funds - 6/30/08

We are confident that we can continue on our path of consistent growth Our sales model and products can be exported to new markets. They have been well received in our new "Sky markets" Our flat organization chart facilitates good communications, responsiveness and decision-making We have a producing management team and associates who multi-task's well to drive efficiency (regarding efficiency, we ranked in the top decile in the most recent study by Robert E. Nolan Company) We have a strong credit approval process supporting our private banking mezzanine lending businesses Utilizing managers who are experts in their line of business contributes to good control of overall risks We know that we can complete line-of-business acquisitions that produce immediate value for the Corporation (e.g., Unified Fund Services, Haberer and acquisitions within Corporate Trust) Our strategies have been consistent, our team has been consistent, our results have been consistently good 415

This has given us confidence to challenge "convention" in order to exploit opportunities 417 Retirement plan services Corporate trust Institutional custody Mutual fund servicng Proprietary mutual fund management

PFCMG - Action Plan Our growth is focused on creating value from: Consistent execution of our proven methods Transferring expertise into new markets Continuing to build scale in asset servicing business Continuing to expand our investment reputation as an investment manager Completing opportunistic acquisitions Employee retention 419